UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3|31|14

A world of investing.℠

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	118

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/14

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
3/14

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the six months that ended March 31, 2014?

Volatility returned to the markets, which we anticipated would take place after the strong run-up in equities. The period got off to an uncertain start with congressional debate about the U.S. debt ceiling and a 16-day partial shutdown of the federal government. A temporary solution to the budget impasse was reached in mid-October, when President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014. After this, equity markets came roaring back, posting record highs during the final months of 2013. Early in the period, there was also uncertainty regarding when the U.S. Federal Reserve would begin to reduce its $85-billion-a-month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases to $75 billion, beginning in January 2014. Equity markets reacted positively to the news, which indicated that the central bank was confident that the U.S. economy was improving. Bond prices declined, however, as interest rates inched higher.

During the opening months of 2014, capital markets around the world seemed to have difficulty establishing clear directions. The second half of the semiannual period began mostly on a down note, with investors

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Balanced Fund	5

assuming a more risk-averse posture. With the Fed beginning to reduce bond purchases, some weak economic data releases coupled with concerns about emerging-market economies weighed on global share prices. Interest-rate-sensitive assets performed relatively well. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s future monetary policy helped most equity markets rebound. In addition, the U.S. debt-ceiling issue was ultimately resolved in February. By the end of the period, in March, tables turned again, with global markets reacting negatively to the geopolitical developments in Ukraine.

How did the fund perform in this environment, and what factors contributed to performance?

The fourth quarter of 2013 was one of the best in recent years for markets, particularly for U.S. equity markets, while the first three months of 2014 were somewhat weaker, although still positive. We did have exposure to risk assets throughout the period. On an absolute basis, the fund produced positive returns for the period.

During the first half of the period, the fund maintained tactical overweights to equities relative to the fund’s primary benchmark, the Russell 3000 Index, with a slight bias toward U.S. stocks over international developed markets, in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned to be underweight to Treasury Inflation-Protected Securities [TIPS], given the tame direction of inflation. In addition, the fund had an underweight position in investment-grade bonds, given these securities’ sensitivity to rising interest rates. This strategy, too, proved beneficial.

Allocations are shown as a percentage of the fund’s net assets as of 3/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Balanced Fund

During the final three months of the period, asset allocation strategies were essentially flat, while security selection aided performance. Portfolio allocations were relatively neutral, resulting in muted dynamic asset allocation performance. One small positive was the fund’s overweight to high-yield bonds. A small overweight to U.S. small-cap equities detracted from performance, as small-cap stocks generally underperformed large caps. Security selection added significant value, with strong selection seen across both U.S. large-cap stocks and international equity. High-yield fixed-income security selection also slightly detracted during the second half of the semiannual period.

Did you make any significant changes to your portfolio strategy when the market environment shifted at the start of 2014?

When the investing environment began to grow more turbulent in the beginning of 2014, we kept an eye on it and were able to manage through it. That said, we maintained the slightly altered allocation strategy we had established in the closing quarter of 2013, when we narrowed our overweight to equities, taking advantage of the run-up in stocks. We also pared the portfolio’s exposure to commodities on worries about slack demand. In addition, we narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the fund’s secondary benchmark.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/14. Short-term holdings, derivatives and TBA commitments, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Balanced Fund	7

How did you use derivatives during the semiannual period?

We used futures contracts to manage exposure to market risk or to equitize cash holdings and credit default swaps to gain credit exposure and manage credit risk.

Much has been said about the harsh winter weather’s effect on U.S. economic growth. Do you believe it had a meaningful impact?

I am not one who generally reacts strongly to weather and its impact on the economy and markets. I believe that it can be a little overhyped, but, clearly, the weather had a chilling effect on economic activity during the early months of 2014. Weather hurt everything from auto sales to home sales to construction. Anecdotally, the situation has improved as the weather warms up — with the good news moving from south to north in the United States. The second quarter will likely deliver better results in these areas. In my opinion, it will not be until summer that improved data will be fully evident.

What is your outlook for the remainder of 2014?

Looking at the economic data, we believe we are in a low-growth environment. GDP has trended higher, but it’s a slow process. The U.S. economy has been stuck in the muck, and we believe we are in the early stages of pulling ourselves out.

That said, we are in a different market environment today than in 2013, when stocks experienced extraordinary growth. We believe it would be a mistake to expect a repeat performance this year and, so far in 2014, this view has been confirmed.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Balanced Fund

Nonetheless, we continue to believe that the U.S. economy’s fundamentals are solid enough to support further growth in equity markets for the rest of the year.

We are also relatively optimistic about the economic recovery in the eurozone. However, the situation in Ukraine and the slowing pace of emerging-market economies are worrisome issues, to be sure, and will demand our ongoing attention. The developing risks in global markets may change the general attractiveness of asset classes. However, we believe that the broadly diversified structure of the fund positions us to take advantage of potential opportunities that may arise.

U.S. corporate earnings have continued to trend higher, although revenue growth for many companies has been less robust than we’d like to see. We believe fundamentals remain conducive to further growth in corporate earnings, but we also observe that earnings have grown at a slower pace than might be expected in the current state of the economic expansion.

Given the slow pace of the U.S. economic recovery, the Fed has indicated its intention to keep short-term interest rates near zero for the foreseeable future. The accommodative policy of the Fed — and other major central banks around the world — should also support equity prices. Likewise, we believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Even though interest rates have been holding in a fairly narrow range recently, our longer-term outlook is for rising interest rates, which we believe will continue to cast a long shadow over interest-rate-sensitive assets.

Thank you, Bob, for bringing us up to date.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Balanced Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

A worldwide economic recovery is under way — with the United States at the helm — but it may not be smooth sailing. The International Monetary Fund (IMF) raised its global growth forecast for 2014 to 3.6% from 3.0% in 2013. Even with the most acute threats diminished, the IMF’s “World Economic Outlook” characterized the global recovery as somewhat fragile. Among the key downside risks cited by the IMF is the danger of low inflation. Other challenges include high unemployment, elevated sovereign debt levels, geopolitical risks, financial sector reforms, and emerging-market concerns. The United States, according to the IMF, is pulling other economies along, thanks to an accommodative central bank, a recovering real estate sector, and expanding household wealth. The IMF predicted that growth in the eurozone this year would hit 1.2%, as a reduction in the pace of fiscal tightening adds to GDP. Japan should see growth from private investment and exports, but the economy may decelerate due to tightening fiscal policy, including a recent consumption tax rate hike. Meanwhile, emerging-market economies continue to struggle, but should improve as advanced economies purchase more imports. Lastly, China’s growth should continue at a rate of about 7.5% in 2014–2015 as its leaders seek to place the country on a steadier growth path and to slow credit growth without causing the economy to stall.

10	Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.21%	6.90%	6.89%	6.89%	6.38%	6.38%	6.69%	6.50%	6.93%	7.48%	7.49%	7.48%

10 years	85.53	74.86	75.21	75.21	72.17	72.17	76.63	70.45	80.42	90.31	90.72	90.35
Annual average	6.38	5.75	5.77	5.77	5.58	5.58	5.85	5.48	6.08	6.65	6.67	6.65

5 years	121.19	108.47	113.11	111.11	113.19	113.19	115.84	108.28	118.22	123.98	124.46	124.02
Annual average	17.21	15.83	16.34	16.12	16.35	16.35	16.63	15.81	16.89	17.50	17.55	17.51

3 years	32.55	24.93	29.68	26.68	29.68	29.68	30.68	26.11	31.60	33.65	33.94	33.68
Annual average	9.85	7.70	9.05	8.20	9.05	9.05	9.33	8.04	9.58	10.15	10.23	10.16

1 year	14.53	7.94	13.62	8.62	13.68	12.68	13.99	10.00	14.25	14.83	14.99	14.86

6 months	9.39	3.10	8.93	3.93	9.04	8.04	9.14	5.32	9.23	9.53	9.63	9.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Balanced Fund	11

Comparative index returns For periods ended 3/31/14

			Lipper Mixed-Asset
			Target Allocation
		Putnam Balanced	Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	9.30%	—†	7.24%

10 years	113.04	95.23%	74.85
Annual average	7.86	6.92	5.69

5 years	169.48	103.70	89.32
Annual average	21.93	15.29	13.54

3 years	50.56	33.10	25.10
Annual average	14.61	10.00	7.71

1 year	22.61	13.14	10.46

6 months	12.28	7.71	6.71

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 534, 517, 443, 384, 249, and 35 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.096		$0.043	$0.047	$0.062		$0.079	$0.117	$0.120	$0.113

Capital gains	—		—	—	—		—	—	—	—

Total	$0.096		$0.043	$0.047	$0.062		$0.079	$0.117	$0.120	$0.113

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/13	$13.19	$13.99	$13.15	$12.92	$13.17	$13.65	$13.11	$13.21	$13.21	$13.21

3/31/14	14.33	15.20	14.28	14.04	14.31	14.83	14.24	14.35	14.36	14.36

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Dynamic Asset Allocation Balanced Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/13	1.03%	1.78%	1.78%	1.53%	1.28%	0.76%	0.66%	0.78%

Annualized expense ratio for the
six-month period ended 3/31/14	1.00%	1.75%	1.75%	1.50%	1.25%	0.75%	0.65%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013 to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.22	$9.12	$9.12	$7.82	$6.52	$3.92	$3.40	$3.92

Ending value (after expenses)	$1,093.90	$1,089.30	$1,090.40	$1,091.40	$1,092.30	$1,095.30	$1,096.30	$1,095.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.04	$8.80	$8.80	$7.54	$6.29	$3.78	$3.28	$3.78

Ending value (after expenses)	$1,019.95	$1,016.21	$1,016.21	$1,017.45	$1,018.70	$1,021.19	$1,021.69	$1,021.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Balanced Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Balanced Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their

Dynamic Asset Allocation Balanced Fund	17

review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible

18	Dynamic Asset Allocation Balanced Fund

changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s

Dynamic Asset Allocation Balanced Fund	19

sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

20	Dynamic Asset Allocation Balanced Fund

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management

Dynamic Asset Allocation Balanced Fund	21

generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	2nd

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 469, 419 and 382 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance

22	Dynamic Asset Allocation Balanced Fund

of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Asset Allocation Balanced Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 3/31/14 (Unaudited)

COMMON STOCKS (54.9%)*	Shares	Value

Basic materials (3.4%)
Aceto Corp.	5,151	$103,484

Agnico-Eagle Mines, Ltd. (Canada)	610	18,468

Air Liquide SA (France)	482	65,287

Akzo Nobel NV (Netherlands)	2,684	219,010

Albemarle Corp.	465	30,885

Amcor, Ltd. (Australia)	46,008	443,602

Antofagasta PLC (United Kingdom)	27,270	379,845

Archer Daniels-Midland Co.	197,100	8,552,169

Arkema (France)	1,541	174,507

Asahi Kasei Corp. (Japan)	5,000	33,946

Axiall Corp.	7,013	315,024

BASF SE (Germany)	9,528	1,059,025

BHP Billiton PLC (United Kingdom)	17,029	523,510

BHP Billiton, Ltd. (Australia)	20,483	693,478

Buzzi Unicem SpA (Italy)	3,194	59,579

Cambrex Corp. †	18,241	344,208

CF Industries Holdings, Inc.	8,117	2,115,615

Chemtura Corp. †	18,264	461,897

Compagnie de Saint-Gobain (France)	2,459	148,548

Croda International PLC (United Kingdom)	1,000	42,446

Domtar Corp. (Canada)	6,171	692,510

Dow Chemical Co. (The)	165,100	8,022,209

EMS-Chemie Holding AG (Switzerland)	1,018	384,319

Fletcher Building, Ltd. (New Zealand)	2,205	18,249

Fortescue Metals Group, Ltd. (Australia)	22,389	109,674

Fortune Brands Home & Security, Inc.	36,890	1,552,331

Givaudan SA (Switzerland)	12	18,556

Glencore Xstrata PLC (United Kingdom)	155,622	801,167

Hi-Crush Partners LP (Units)	5,788	233,372

Hitachi Metals, Ltd. (Japan)	69,000	979,828

Holcim, Ltd. (Switzerland)	4,641	384,278

Horsehead Holding Corp. †	19,240	323,617

Innophos Holdings, Inc.	3,962	224,645

Innospec, Inc.	4,859	219,773

International Flavors & Fragrances, Inc.	475	45,443

Johnson Matthey PLC (United Kingdom)	19,657	1,071,945

KapStone Paper and Packaging Corp. †	3,885	112,043

Koninklijke Boskalis Westminster NV (Netherlands)	8,871	488,479

Kraton Performance Polymers, Inc. †	5,314	138,908

L.B. Foster Co. Class A	4,074	190,867

Landec Corp. †	11,634	129,835

Linde AG (Germany)	305	61,011

LSB Industries, Inc. †	8,611	322,224

LyondellBasell Industries NV Class A	56,052	4,985,265

Minerals Technologies, Inc.	2,202	142,161

Monsanto Co.	1,800	204,786

Dynamic Asset Allocation Balanced Fund	25

COMMON STOCKS (54.9%)* cont.	Shares	Value

Basic materials cont.
Mota-Engil Africa (Rights) (Portugal) † F	41,934	$21,664

Mota-Engil SGPS SA (Portugal)	43,247	351,517

NN, Inc.	14,349	282,675

Olin Corp.	8,289	228,859

OM Group, Inc.	4,771	158,493

Packaging Corp. of America	13,200	928,884

PPG Industries, Inc.	19,657	3,802,843

Randgold Resources, Ltd. (Jersey)	598	44,883

Reliance Steel & Aluminum Co.	10,800	763,128

Rio Tinto PLC (United Kingdom)	9,064	504,331

S&W Seed Co. † S	12,073	89,461

Sigma-Aldrich Corp.	717	66,953

Sika AG (Switzerland)	5	20,451

Solvay SA (Belgium)	1,069	167,815

Stillwater Mining Co. †	8,989	133,127

Sumitomo Metal Mining Co., Ltd. (Japan)	30,000	376,006

Syngenta AG (Switzerland)	1,661	628,101

Taiheiyo Cement Corp. (Japan)	7,000	25,189

Trex Co., Inc. †	3,719	272,082

Tronox, Ltd. Class A	4,612	109,627

U.S. Silica Holdings, Inc.	10,611	405,022

UPM-Kymmene OYJ (Finland)	30,566	522,576

Veidekke ASA (Norway)	21,960	227,382

voestalpine AG (Austria)	15,038	660,979

W.R. Grace & Co. †	976	96,790

Wacker Chemie AG (Germany)	495	60,440

Wendel SA (France)	3,991	620,472

Yamana Gold, Inc. (Canada)	2,298	20,122

Zep, Inc.	10,981	194,364

		49,426,264
Capital goods (3.4%)
ABB, Ltd. (Switzerland)	27,104	699,023

AGCO Corp.	22,800	1,257,648

Airbus Group NV (France)	18,567	1,329,843

Aisin Seiki Co., Ltd. (Japan)	17,100	615,912

Alfa Laval AB (Sweden)	29,055	786,047

Allegion PLC (Ireland)	25,800	1,345,986

Alliant Techsystems, Inc.	2,725	387,359

Altra Industrial Motion Corp.	10,481	374,172

Astronics Corp. †	2,796	177,294

AviChina Industry & Technology Co., Ltd. (China)	212,000	118,127

AZZ, Inc.	4,872	217,681

Ball Corp.	20,500	1,123,605

Boeing Co. (The)	287	36,016

Chase Corp.	5,778	182,180

Coway Co., Ltd. (South Korea)	3,471	243,515

Cummins, Inc.	40,149	5,981,800

Daikin Industries, Ltd. (Japan)	3,400	190,134

26	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Capital goods cont.
Douglas Dynamics, Inc.	9,396	$163,678

DXP Enterprises, Inc. †	1,973	187,297

Ebara Corp. (Japan)	19,000	118,792

Engility Holdings, Inc. †	5,017	226,016

Exelis, Inc.	46,500	883,965

Faurecia (France) †	8,314	351,402

Franklin Electric Co., Inc.	4,584	194,912

Gaztransport Et Technigaz SA (France) †	1,235	79,949

Generac Holdings, Inc.	6,050	356,769

General Dynamics Corp.	650	70,798

Greenbrier Cos., Inc. (The) †	12,954	590,702

HEICO Corp.	2,448	147,272

Hitachi Construction Machinery Co., Ltd. (Japan)	7,800	150,016

Hitachi, Ltd. (Japan)	45,000	331,492

Hyster-Yale Materials Holdings, Inc.	2,139	208,553

IDEX Corp.	18,700	1,363,043

IHI Corp. (Japan)	117,000	491,187

II-VI, Inc. †	17,801	274,669

IMI PLC (United Kingdom)	27,584	670,486

Ingersoll-Rand PLC	63,800	3,651,912

JGC Corp. (Japan)	17,000	590,593

Kadant, Inc.	5,947	216,887

Leggett & Platt, Inc.	38,200	1,246,848

Miller Industries, Inc.	7,244	141,475

MRC Global, Inc. †	21,700	585,032

MSA Safety, Inc.	2,413	137,541

NACCO Industries, Inc. Class A	1,077	58,384

Northrop Grumman Corp.	47,000	5,798,860

OSRAM Licht AG (Germany) †	7,702	499,391

Polypore International, Inc. †	1,492	51,041

Raytheon Co.	68,518	6,768,893

Rexam PLC (United Kingdom)	5,832	47,331

Rheinmetall AG (Germany)	3,497	245,941

Roper Industries, Inc.	247	32,977

Safran SA (France)	5,307	367,680

Schindler Holding AG (Switzerland)	280	41,269

Schneider Electric SA (France)	1,260	111,701

Singapore Technologies Engineering, Ltd. (Singapore)	159,000	483,569

SMC Corp. (Japan)	400	105,251

Societe BIC SA (France)	445	58,455

Standard Motor Products, Inc.	10,302	368,503

Standex International Corp.	2,782	149,060

Stericycle, Inc. †	227	25,792

Stoneridge, Inc. †	16,215	182,094

Tenneco, Inc. †	2,602	151,098

THK Co., Ltd. (Japan)	19,100	427,805

Tower International, Inc. †	7,983	217,297

TriMas Corp. †	13,597	451,420

Dynamic Asset Allocation Balanced Fund	27

COMMON STOCKS (54.9%)* cont.	Shares	Value

Capital goods cont.
US Ecology, Inc.	2,691	$99,890

Vinci SA (France)	13,675	1,015,630

WABCO Holdings, Inc. †	13,700	1,446,172

Waste Management, Inc.	1,035	43,542

WESCO International, Inc. †	3,410	283,780

Zodiac Aerospace (France)	12,317	435,242

		48,465,696
Communication services (2.2%)
Arris Group, Inc. †	3,231	91,050

Aruba Networks, Inc. †	3,517	65,944

Belgacom SA (Belgium)	1,400	43,840

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	21,690	38,628

British Sky Broadcasting Group PLC (United Kingdom)	1,593	24,247

BroadSoft, Inc. †	1,197	31,996

BT Group PLC (United Kingdom)	166,298	1,052,140

CalAmp Corp. †	10,473	291,883

Comcast Corp. Class A	191,567	9,582,181

Deutsche Telekom AG (Germany)	38,304	618,986

EchoStar Corp. Class A †	14,629	695,755

Eutelsat Communications SA (France)	1,462	49,648

Frontier Communications Corp.	38,583	219,923

HSN, Inc.	1,688	100,824

IDT Corp. Class B	5,993	99,843

Inteliquent, Inc.	8,677	126,077

Iridium Communications, Inc. †	15,541	116,713

KDDI Corp. (Japan)	2,000	116,386

Liberty Global PLC Ser. C (United Kingdom) †	3,600	146,556

Loral Space & Communications, Inc. †	2,866	202,712

NICE Systems, Ltd. (Israel)	961	42,573

NTT DoCoMo, Inc. (Japan)	34,300	540,210

Numericable Group SA (France) † S	8,714	342,498

Orange (France)	33,133	489,322

RingCentral, Inc. Class A †	1,434	25,955

Ruckus Wireless, Inc. †	9,101	110,668

SBA Communications Corp. Class A †	245	22,285

SES SA GDR (France)	1,902	71,023

ShoreTel, Inc. †	9,755	83,893

StarHub, Ltd. (Singapore)	6,000	20,056

Swisscom AG (Switzerland)	60	36,853

T-Mobile US, Inc. †	54,500	1,800,135

Tele2 AB Class B (Sweden)	17,977	223,036

Telefonica SA (Spain)	31,423	497,184

Telenor ASA (Norway)	20,462	453,473

Telstra Corp., Ltd. (Australia)	157,197	741,490

Turkcell Iletisim Hizmetleri AS (Turkey) †	24,307	135,752

Ubiquiti Networks, Inc. †	5,763	262,044

USA Mobility, Inc.	8,470	153,900

Verizon Communications, Inc.	210,970	10,035,843

28	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Communication services cont.
Vodafone Group PLC (United Kingdom)	203,919	$748,940

Ziggo NV (Netherlands)	11,519	511,780

		31,064,245
Conglomerates (1.0%)
3M Co.	149	20,213

AMETEK, Inc.	53,258	2,742,254

Danaher Corp.	89,840	6,738,000

Exor SpA (Italy)	8,176	366,970

General Electric Co.	97,735	2,530,359

Keisei Electric Railway Co., Ltd. (Japan)	1,000	8,663

Marubeni Corp. (Japan)	27,000	180,997

Mitsubishi Corp. (Japan)	21,900	406,118

Siemens AG (Germany)	14,385	1,936,169

		14,929,743
Consumer cyclicals (7.4%)
ABC-Mart, Inc. (Japan)	400	17,335

Adidas AG (Germany)	3,873	419,061

ADT Corp. (The)	48,199	1,443,560

Advance Auto Parts, Inc.	14,854	1,879,031

American Eagle Outfitters, Inc.	61,500	752,760

ANN, Inc. †	7,767	322,175

Ascena Retail Group, Inc. †	6,809	117,660

Ascent Capital Group, Inc. Class A †	838	63,311

Atresmedia Corporacion de Medios de Comunicacion SA (Spain) †	21,578	332,050

Automatic Data Processing, Inc.	1,107	85,527

AutoZone, Inc. †	63	33,837

Axel Springer AG (Germany)	760	48,639

Babcock International Group PLC (United Kingdom)	27,066	607,808

Bayerische Motoren Werke (BMW) AG (Germany)	4,764	601,313

Bed Bath & Beyond, Inc. †	379	26,075

Big Lots, Inc. †	6,812	257,970

Blyth, Inc.	5,187	55,657

Brown Shoe Co., Inc.	4,075	108,151

Buckle, Inc. (The)	2,416	110,653

Bunzl PLC (United Kingdom)	835	22,217

Bureau Veritas SA (France)	17,628	540,467

Carmike Cinemas, Inc. †	7,297	217,888

Century Casinos, Inc. †	15,070	108,052

China ZhengTong Auto Services Holdings, Ltd. (China) †	219,500	122,289

Cintas Corp.	312	18,598

Coach, Inc.	45,749	2,271,895

Compagnie Financiere Richemont SA (Switzerland)	8,523	813,688

Compass Group PLC (United Kingdom)	63,311	965,773

Continental AG (Germany)	5,357	1,283,394

Conversant, Inc. †	8,026	225,932

Cooper Tire & Rubber Co.	4,824	117,223

Corporate Executive Board Co. (The)	1,705	126,562

Crocs, Inc. †	3,720	58,032

CST Brands, Inc.	25,511	796,964

Dynamic Asset Allocation Balanced Fund	29

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Ctrip.com International, Ltd. ADR (China) †	2,600	$131,092

Daimler AG (Registered Shares) (Germany)	6,769	639,623

Daito Trust Construction Co., Ltd. (Japan)	600	55,438

Dalata Hotel Group, Ltd. (Ireland) †	17,630	68,978

Deckers Outdoor Corp. †	1,606	128,046

Deluxe Corp.	10,546	553,349

Demand Media, Inc. †	10,050	48,743

Denso Corp. (Japan)	7,900	378,221

Destination Maternity Corp.	11,312	309,949

Dollar Tree, Inc. †	405	21,133

Don Quijote Co., Ltd. (Japan)	500	25,789

Ennis, Inc.	8,954	148,368

Equinix, Inc.	341	23,198

Expedia, Inc.	22,590	1,637,775

Experian PLC (United Kingdom)	33,085	596,254

FactSet Research Systems, Inc.	259	27,923

Fiat SpA (Italy) †	19,477	226,734

Five Below, Inc. †	1,279	54,332

Fuji Heavy Industries, Ltd. (Japan)	34,000	917,896

G&K Services, Inc. Class A	3,744	229,020

Gannett Co., Inc.	52,903	1,460,123

Gap, Inc. (The)	50,200	2,011,012

Gartner, Inc. †	477	33,123

Genesco, Inc. †	2,828	210,884

Gerry Weber International AG (Germany)	1,974	97,602

Global Cash Access Holdings, Inc. †	13,343	91,533

Global Mediacom Tbk PT (Indonesia)	1,470,200	306,447

Graham Holdings Co. Class B	1,500	1,055,625

Green Dot Corp. Class A †	6,095	119,035

Haier Electronics Group Co., Ltd. (China)	30,000	81,297

Hanesbrands, Inc.	21,000	1,606,080

Harbinger Group, Inc. †	29,074	355,575

Hino Motors, Ltd. (Japan)	38,000	562,540

Home Depot, Inc. (The)	116,322	9,204,560

Intrawest Resorts Holdings, Inc. †	5,866	76,493

ITV PLC (United Kingdom)	222,554	710,524

KAR Auction Services, Inc.	17,193	521,808

Kimberly-Clark Corp.	91,910	10,133,078

Kingfisher PLC (United Kingdom)	32,887	231,043

La-Z-Boy, Inc.	4,187	113,468

Liberty Media Corp. Class A †	16,900	2,209,337

LifeLock, Inc. †	4,407	75,404

LIN Media, LLC Class A †	3,934	104,251

Lowe’s Cos., Inc.	149,821	7,326,247

Lumber Liquidators Holdings, Inc. †	1,026	96,239

Luxottica Group SpA (Italy)	3,222	186,340

Macy’s, Inc.	59,815	3,546,431

Madison Square Garden Co. (The) Class A †	199	11,299

30	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Marcus Corp.	12,846	$214,528

MasterCard, Inc. Class A	1,479	110,481

Matahari Department Store Tbk PT (Indonesia) †	229,200	281,301

MAXIMUS, Inc.	2,341	105,017

McGraw-Hill Financial, Inc.	64,144	4,894,187

Mediaset SpA (Italy) †	44,889	250,952

MGM China Holdings, Ltd. (Hong Kong)	169,200	597,218

Moncler SpA (Italy) †	6,318	108,017

MSC Industrial Direct Co., Inc. Class A	166	14,362

Namco Bandai Holdings, Inc. (Japan)	20,600	486,511

Next PLC (United Kingdom)	10,157	1,117,594

Nintendo Co., Ltd. (Japan)	900	107,198

Nissan Motor Co., Ltd. (Japan)	63,900	568,704

Nitori Holdings Co., Ltd. (Japan)	600	25,979

Nu Skin Enterprises, Inc. Class A	1,716	142,171

Omnicom Group, Inc.	471	34,195

Panasonic Corp. (Japan)	82,300	938,901

Penn National Gaming, Inc. †	20,421	251,587

Perry Ellis International, Inc. †	10,108	138,884

Pets at Home Group PLC (United Kingdom) †	26,727	106,939

PetSmart, Inc.	21,326	1,469,148

Pitney Bowes, Inc.	55,782	1,449,774

priceline.com, Inc. †	6,495	7,741,326

Puregold Price Club, Inc. (Philippines)	225,800	222,124

Randstad Holding NV (Netherlands)	3,104	181,761

Reed Elsevier NV (Netherlands)	2,509	54,216

Reed Elsevier PLC (United Kingdom)	1,786	27,274

Renault SA (France)	5,421	526,810

Rinnai Corp. (Japan)	300	26,312

Ryland Group, Inc. (The)	8,181	326,667

Sankyo Co., Ltd. (Japan)	500	21,017

Scotts Miracle-Gro Co. (The) Class A	247	15,136

Scripps Networks Interactive Class A	22,070	1,675,334

Secom Co., Ltd. (Japan)	500	28,773

Sega Sammy Holdings, Inc. (Japan)	13,800	308,458

Select Comfort Corp. †	8,350	150,968

Serco Group PLC (United Kingdom)	29,106	204,286

Shimamura Co., Ltd. (Japan)	200	17,283

Sinclair Broadcast Group, Inc. Class A	14,199	384,651

Singapore Press Holdings, Ltd. (Singapore)	12,000	40,055

SJM Holdings, Ltd. (Hong Kong)	156,000	440,190

Sodexho (France)	596	62,509

Sonic Automotive, Inc. Class A	9,953	223,743

Sports Direct International PLC (United Kingdom) †	17,744	252,038

Steiner Leisure, Ltd. (Bahamas) †	7,747	358,299

Steven Madden, Ltd. †	1,933	69,549

Sun TV Network, Ltd. (India)	15,043	101,625

Suzuki Motor Corp. (Japan)	15,600	406,388

Dynamic Asset Allocation Balanced Fund	31

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Swatch Group AG (The) (Switzerland)	743	$465,609

Swire Pacific, Ltd. Class A (Hong Kong)	2,500	29,185

Target Corp.	973	58,876

Tata Motors, Ltd. (India)	21,673	145,170

Thomas Cook Group PLC (United Kingdom) †	78,237	235,170

Thomson Reuters Corp. (Canada)	716	24,487

Tile Shop Holdings, Inc. † S	4,938	76,292

TiVo, Inc. †	37,138	491,336

TJX Cos., Inc. (The)	272	16,497

Town Sports International Holdings, Inc.	10,519	89,306

Toyota Motor Corp. (Japan)	24,500	1,378,830

TUI Travel PLC (United Kingdom)	77,685	567,265

USS Co. Ltd. (Japan)	1,800	25,229

Vail Resorts, Inc.	1,934	134,800

Verisk Analytics, Inc. Class A †	410	24,584

VF Corp.	805	49,813

Viacom, Inc. Class B	69,236	5,884,368

VOXX International Corp. †	18,913	258,730

Wolverine World Wide, Inc.	5,637	160,936

World Fuel Services Corp.	7,406	326,605

WPP PLC (United Kingdom)	35,914	740,642

Wyndham Worldwide Corp.	25,385	1,858,944

Wynn Resorts, Ltd.	13,597	3,020,574

		107,074,494
Consumer staples (4.0%)
Altria Group, Inc.	3,258	121,947

Angie’s List, Inc. †	1,252	15,249

Anheuser-Busch InBev NV (Belgium)	13,172	1,380,941

Associated British Foods PLC (United Kingdom)	9,286	430,531

Barrett Business Services, Inc.	2,778	165,485

Barry Callebaut AG (Switzerland)	208	280,455

Beacon Roofing Supply, Inc. †	3,398	131,367

Benesse Holdings, Inc. (Japan)	700	26,713

Bigfoot GmbH (acquired 8/2/13, cost $21,982) (Private) (Brazil) † ∆∆ F	1	14,823

Blue Nile, Inc. †	2,562	89,158

Boulder Brands, Inc. †	3,261	57,459

Bright Horizons Family Solutions, Inc. †	5,288	206,814

British American Tobacco (BAT) PLC (United Kingdom)	11,003	611,853

Britvic PLC (United Kingdom)	9,196	113,757

Calbee, Inc. (Japan)	23,500	554,606

Capita PLC (United Kingdom)	1,525	27,865

Carrefour SA (France)	15,680	606,895

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,739

Colgate-Palmolive Co.	210,700	13,668,109

Colruyt SA (Belgium)	1,015	55,933

Core-Mark Holding Co., Inc.	2,922	212,137

CVS Caremark Corp.	215,346	16,120,802

Diageo PLC (United Kingdom)	15,461	479,688

32	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer staples cont.
Distribuidora Internacional de Alimentacion SA (Spain)	44,399	$405,655

Dr. Pepper Snapple Group, Inc.	1,138	61,975

General Mills, Inc.	628	32,543

Geo Group, Inc. (The) R	2,475	79,794

Grand Canyon Education, Inc. †	1,866	87,142

Hain Celestial Group, Inc. (The) †	911	83,329

Heineken Holding NV (Netherlands)	7,847	506,630

Henkel AG & Co. KGaA (Preference) (Germany)	2,519	271,100

Hershey Co. (The)	680	70,992

ITOCHU Corp. (Japan)	8,500	99,154

ITT Educational Services, Inc. †	26,446	758,471

Japan Tobacco, Inc. (Japan)	42,700	1,338,913

Kao Corp. (Japan)	8,700	307,863

Kerry Group PLC Class A (Ireland)	7,145	545,418

Kforce, Inc.	11,906	253,836

Koninklijke Ahold NV (Netherlands)	23,478	471,573

Korn/Ferry International †	6,505	193,654

Krispy Kreme Doughnuts, Inc. †	8,759	155,297

L’Oreal SA (France)	5,603	923,961

Lawson, Inc. (Japan)	500	35,343

Liberty Interactive Corp. Class A †	88,900	2,566,543

Lindt & Spruengli AG (Switzerland)	175	867,428

Lorillard, Inc.	1,501	81,174

Magnit OJSC (Russia)	778	179,342

ManpowerGroup, Inc.	17,200	1,355,876

McDonald’s Corp.	1,069	104,794

MEIJI Holdings Co., Ltd. (Japan)	8,600	541,842

Molson Coors Brewing Co. Class B	15,508	912,801

MWI Veterinary Supply, Inc. †	1,445	224,871

Nestle SA (Switzerland)	31,371	2,361,563

New Oriental Education & Technology Group, Inc. ADR (China)	4,300	126,205

Nissin Food Products Co., Ltd. (Japan)	600	27,030

On Assignment, Inc. †	8,646	333,649

Overstock.com, Inc. †	7,953	156,674

Papa John’s International, Inc.	5,925	308,752

PepsiCo, Inc.	1,422	118,737

Philip Morris International, Inc.	1,100	90,057

Popeyes Louisiana Kitchen, Inc. †	4,761	193,487

Procter & Gamble Co. (The)	14,965	1,206,179

Reckitt Benckiser Group PLC (United Kingdom)	6,682	544,407

Red Robin Gourmet Burgers, Inc. †	1,644	117,842

RetailMeNot, Inc. †	6,411	205,152

SABMiller PLC (United Kingdom)	7,415	370,239

Seven & I Holdings Co., Ltd. (Japan)	2,800	106,795

Shutterfly, Inc. †	1,308	55,825

Spartan Stores, Inc.	6,030	139,956

Starbucks Corp.	1,109	81,378

Suedzucker AG (Germany)	12,191	347,235

Dynamic Asset Allocation Balanced Fund	33

COMMON STOCKS (54.9%)* cont.	Shares	Value

Consumer staples cont.
Tate & Lyle PLC (United Kingdom)	6,213	$69,140

TrueBlue, Inc. †	23,770	695,510

Unilever PLC (United Kingdom)	9,138	390,153

United Natural Foods, Inc. †	1,792	127,089

USANA Health Sciences, Inc. †	1,468	110,599

WM Morrison Supermarkets PLC (United Kingdom)	14,080	49,999

Wolseley PLC (United Kingdom)	4,024	228,831

Woolworths, Ltd. (Australia)	10,479	347,275

Zalando AG (acquired 9/30/13, cost $44,840) (Private)
(Germany) † ∆∆ F	1	44,984

		57,848,382
Energy (4.6%)
AltaGas, Ltd. (Canada)	305	12,498

AMEC PLC (United Kingdom)	31,668	592,363

Baker Hughes, Inc.	51,200	3,329,024

BG Group PLC (United Kingdom)	41,786	778,490

BP PLC (United Kingdom)	170,476	1,364,204

Cabot Oil & Gas Corp.	51,800	1,754,984

Callon Petroleum Co. †	35,997	301,295

Canadian Natural Resources, Ltd. (Canada)	7,300	279,784

Chevron Corp.	13,089	1,556,413

ConocoPhillips	113,377	7,976,072

Crescent Point Energy Corp. (Canada)	614	22,411

Delek US Holdings, Inc.	12,148	352,778

Dril-Quip, Inc. †	7,200	807,120

EQT Corp.	166	16,097

Exxon Mobil Corp.	72,782	7,109,346

Ezion Holdings, Ltd. (Singapore)	204,000	351,220

FutureFuel Corp.	19,267	391,120

Gulfport Energy Corp. †	2,252	160,297

Halliburton Co.	2,600	153,114

Idemitsu Kosan Co., Ltd. (Japan)	700	14,415

Key Energy Services, Inc. †	26,987	249,360

Kodiak Oil & Gas Corp. †	13,929	169,098

Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	1,247

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	1,247

Occidental Petroleum Corp.	82,430	7,854,755

Oceaneering International, Inc.	15,413	1,107,578

Oil States International, Inc. †	8,700	857,820

PBF Energy, Inc. Class A	15,300	394,740

Pembina Pipeline Corp. (Canada)	530	20,126

Petrofac, Ltd. (United Kingdom)	9,505	227,869

Phillips 66	68,299	5,263,121

Repsol YPF SA (Spain)	15,312	390,777

Rosetta Resources, Inc. †	2,658	123,810

Royal Dutch Shell PLC Class A (United Kingdom)	36,986	1,350,997

Royal Dutch Shell PLC Class A (United Kingdom)	23,192	847,326

Royal Dutch Shell PLC Class B (United Kingdom)	24,370	950,909

34	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Energy cont.
Schlumberger, Ltd.	101,476	$9,893,910

Spectra Energy Corp.	591	21,832

SPT Energy Group, Inc. (China)	210,000	103,668

Statoil ASA (Norway)	35,100	990,664

Stone Energy Corp. †	6,845	287,285

Suncor Energy, Inc. (Canada)	10,232	357,356

Superior Energy Services, Inc.	28,700	882,812

Tesoro Corp.	20,066	1,015,139

Total SA (France)	18,231	1,195,518

TransCanada Corp. (Canada)	832	37,818

Unit Corp. †	3,357	219,481

Vaalco Energy, Inc. †	19,012	162,553

Valero Energy Corp.	63,207	3,356,292

Vermilion Energy, Inc. (Canada)	222	13,866

W&T Offshore, Inc.	5,841	101,108

Williams Cos., Inc. (The)	627	25,444

Woodside Petroleum, Ltd. (Australia)	13,566	491,095

		66,289,666
Financials (10.0%)
Access National Corp.	5,814	94,245

ACE, Ltd.	3,338	330,662

Admiral Group PLC (United Kingdom)	6,557	156,102

AG Mortgage Investment Trust, Inc. R	3,387	59,306

Ageas (Belgium)	15,872	707,258

Agree Realty Corp. R	6,093	185,288

AIA Group, Ltd. (Hong Kong)	281,800	1,338,874

Alleghany Corp. †	73	29,739

Allianz SE (Germany)	5,979	1,010,676

Allied World Assurance Co. Holdings AG	15,554	1,605,017

American Capital Agency Corp. R	51,900	1,115,331

American Equity Investment Life Holding Co.	13,500	318,870

American Financial Group, Inc.	24,080	1,389,657

American International Group, Inc.	4,300	215,043

Amtrust Financial Services, Inc.	7,153	269,024

Aon PLC	77,000	6,489,560

Arch Capital Group, Ltd. †	505	29,058

Arlington Asset Investment Corp. Class A	3,921	103,828

ARMOUR Residential REIT, Inc. R	18,061	74,411

Ascendas Real Estate Investment Trust (Singapore) R	27,000	48,493

Ashford Hospitality Prime, Inc. R	4,211	63,670

Ashford Hospitality Trust, Inc. R	21,053	237,267

Aspen Insurance Holdings, Ltd.	377	14,967

Assicurazioni Generali SpA (Italy)	33,899	755,621

Associated Banc-Corp.	103,400	1,867,404

Australia & New Zealand Banking Group, Ltd. (Australia)	30,681	942,924

AvalonBay Communities, Inc. R	16,689	2,191,599

AXA SA (France)	40,290	1,047,111

Axis Capital Holdings, Ltd.	36,419	1,669,811

Dynamic Asset Allocation Balanced Fund	35

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Banca Popolare di Milano Scarl (Italy) †	142,171	$142,979

Banco Bilbao Vizcaya Argentaria SA (Right) (Spain) †	50,437	11,812

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	50,437	605,766

Banco Espirito Santo SA (Portugal) †	168,040	314,609

Banco Latinoamericano de Exportaciones SA Class E (Panama)	13,487	356,192

Banco Santander SA (Spain)	78,130	744,947

Bank Hapoalim BM (Israel)	3,700	21,113

Bank Leumi Le-Israel BM (Israel) †	5,294	20,645

Bank of East Asia, Ltd. (Hong Kong)	6,400	25,074

Bank of Kentucky Financial Corp.	3,444	129,288

Bank of Yokohama, Ltd. (The) (Japan)	95,000	473,524

BankUnited, Inc.	854	29,694

Barclays PLC (United Kingdom)	112,516	437,814

Bellway PLC (United Kingdom)	8,378	231,859

Beni Stabili SpA (Italy) R	117,426	101,107

Berkshire Hathaway, Inc. Class B †	6,345	792,935

BNP Paribas SA (France)	12,158	937,802

BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	29,977

BofI Holding, Inc. †	3,780	324,135

British Land Company PLC (United Kingdom) R	8,790	95,839

Broadridge Financial Solutions, Inc.	752	27,929

Canadian Imperial Bank of Commerce (Canada)	734	63,242

CapitaMall Trust (Singapore) R	31,000	46,559

Cardinal Financial Corp.	11,265	200,855

Carlyle Group LP (The) (Partnership shares)	4,704	165,299

CBL & Associates Properties, Inc. R	7,700	136,675

Challenger, Ltd. (Australia)	67,856	403,075

Chiba Bank, Ltd. (The) (Japan)	7,000	43,086

Chimera Investment Corp. R	142,579	436,292

China Pacific Insurance (Group) Co., Ltd. (China)	18,400	65,768

Chubb Corp. (The)	958	85,549

Citizens & Northern Corp.	7,260	143,095

City National Corp.	24,961	1,964,930

CNO Financial Group, Inc.	14,371	260,115

Commonwealth Bank of Australia (Australia)	21,653	1,558,688

CoreLogic, Inc. †	79,800	2,397,192

Credicorp, Ltd. (Peru)	1,500	206,880

Credit Acceptance Corp. †	1,648	234,263

Credit Agricole SA (France) †	53,441	842,615

Credit Saison Co., Ltd. (Japan)	17,900	355,495

Credit Suisse Group AG (Switzerland)	10,778	348,558

CYS Investments, Inc. R	10,961	90,538

DBS Group Holdings, Ltd. (Singapore)	37,000	476,355

Deutsche Bank AG (Germany)	12,916	577,851

Deutsche Wohnen AG (Germany)	2,809	60,214

Dexus Property Group (Australia) R	464,843	457,038

DFC Global Corp. †	11,703	103,337

Discover Financial Services	102,300	5,952,837

36	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Dubai Islamic Bank PJSC (United Arab Emirates) †	72,448	$121,108

East West Bancorp, Inc.	4,092	149,358

Education Realty Trust, Inc. R	31,330	309,227

Encore Capital Group, Inc. †	7,580	346,406

EPR Properties R	3,184	169,994

Erste Group Bank AG (Czech Republic)	9,256	316,238

Eurazeo SA (France)	1,896	170,356

Everest Re Group, Ltd.	195	29,845

Federal Agricultural Mortgage Corp. Class C	4,447	147,863

Federal Realty Investment Trust R	8,700	998,064

Financial Institutions, Inc.	7,476	172,098

First Community Bancshares Inc.	7,028	114,978

First Industrial Realty Trust R	6,874	132,806

First Niagara Financial Group, Inc.	184,900	1,747,305

FirstMerit Corp.	8,750	182,263

Flushing Financial Corp.	7,386	155,623

Genworth Financial, Inc. Class A †	44,357	786,450

Gjensidige Forsikring ASA (Norway)	2,944	59,885

Glimcher Realty Trust R	13,141	131,804

Goldman Sachs Group, Inc. (The)	59,654	9,774,308

GPT Group (Australia) R	143,863	488,383

Grupo Financiero Banorte SAB de CV (Mexico)	26,000	175,829

Hammerson PLC (United Kingdom) R	36,052	332,977

Hang Seng Bank, Ltd. (Hong Kong)	34,400	548,778

Hanmi Financial Corp.	14,557	339,178

Hannover Rueckversicherung AG (Germany)	653	58,411

Heartland Financial USA, Inc.	5,022	135,544

Heritage Financial Group, Inc.	6,137	120,592

HFF, Inc. Class A	18,722	629,246

Hibernia REIT PLC (Ireland) † R	305,456	445,218

Hongkong Land Holdings, Ltd. (Hong Kong)	18,000	116,419

HSBC Holdings PLC (United Kingdom)	181,286	1,836,053

ING Groep NV GDR (Netherlands) †	38,035	538,399

Insurance Australia Group, Ltd. (Australia)	125,828	651,218

Intact Financial Corp. (Canada)	2,595	161,498

Invesco Mortgage Capital, Inc. R	5,605	92,314

Investor AB Class B (Sweden)	14,987	542,304

Investors Real Estate Trust R	15,497	139,163

Israel Corp, Ltd. (The) (Israel) †	33	18,414

iStar Financial, Inc. † R	13,101	193,371

Japan Retail Fund Investment Corp. (Japan) R	23	45,248

Joyo Bank, Ltd. (The) (Japan)	85,000	423,166

JPMorgan Chase & Co.	246,818	14,984,321

Julius Baer Group, Ltd. (Switzerland)	819	36,343

KeyCorp	132,600	1,888,224

Kilroy Realty Corp. R	10,500	615,090

KKR & Co. LP	7,400	169,016

Legal & General Group PLC (United Kingdom)	144,999	494,832

Dynamic Asset Allocation Balanced Fund	37

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Lexington Realty Trust R	30,800	$336,028

Lloyds Banking Group PLC (United Kingdom) †	1,064,978	1,325,394

LTC Properties, Inc. R	8,071	303,712

M&T Bank Corp.	538	65,259

Maiden Holdings, Ltd. (Bermuda)	12,416	154,952

MainSource Financial Group, Inc.	11,141	190,511

Metro Bank PLC (acquired 1/15/14, cost $145,960) (Private)
(United Kingdom) † ∆∆ F	6,857	144,710

MFA Financial, Inc. R	17,985	139,384

MicroFinancial, Inc.	8,335	65,596

Mitsubishi Estate Co., Ltd. (Japan)	16,000	380,768

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	104,100	571,058

Mizrahi Tefahot Bank, Ltd. (Israel)	1,510	20,640

MS&AD Insurance Group Holdings (Japan)	2,500	57,166

Muenchener Rueckversicherungs AG (Germany)	1,844	402,905

National Australia Bank, Ltd. (Australia)	17,590	579,726

National Health Investors, Inc. R	4,537	274,307

Natixis (France)	46,944	344,768

Nelnet, Inc. Class A	6,798	278,038

Oberoi Realty, Ltd. (India) †	15,320	55,430

Ocwen Financial Corp. †	3,947	154,643

OFG Bancorp (Puerto Rico)	6,747	115,981

One Liberty Properties, Inc. R	7,385	157,448

Pacific Premier Bancorp, Inc. †	6,985	112,738

PacWest Bancorp	5,982	257,286

PartnerRe, Ltd.	244	25,254

Partners Group Holding AG (Switzerland)	111	31,189

Peoples Bancorp, Inc.	6,758	167,125

Performant Financial Corp. †	14,298	129,397

Persimmon PLC (United Kingdom)	11,449	256,914

PHH Corp. †	5,975	154,394

PNC Financial Services Group, Inc.	96,282	8,376,534

Popular, Inc. (Puerto Rico) †	5,753	178,285

Portfolio Recovery Associates, Inc. †	7,264	420,295

ProAssurance Corp.	5,283	235,252

Protective Life Corp.	5,785	304,233

Prudential PLC (United Kingdom)	59,446	1,257,152

PS Business Parks, Inc. R	4,344	363,245

Public Storage R	19,182	3,231,975

Ramco-Gershenson Properties Trust R	9,058	147,645

Rayonier, Inc. R	17,000	780,470

Regus PLC (United Kingdom)	107,644	395,527

RenaissanceRe Holdings, Ltd.	353	34,453

Republic Bancorp, Inc. Class A	4,467	100,954

Resona Holdings, Inc. (Japan)	158,200	763,624

SCOR SE (France)	6,721	235,183

Sekisui House, Ltd. (Japan)	7,500	92,927

Select Income REIT R	5,684	172,055

38	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Financials cont.
Shopping Centres Australasia Property Group (Australia) R	84,420	$130,011

Signature Bank †	326	40,942

Simon Property Group, Inc. R	40,931	6,712,684

Skandinaviska Enskilda Banken AB (Sweden)	44,523	611,200

Sovran Self Storage, Inc. R	1,400	102,830

St James’s Place PLC (United Kingdom)	30,814	423,815

Starwood Property Trust, Inc. R	4,349	102,593

Starwood Waypoint Residential Trust † R	869	25,019

State Street Corp.	85,600	5,953,480

Stewart Information Services Corp.	10,122	355,586

Sumitomo Mitsui Financial Group, Inc. (Japan)	26,000	1,108,289

Summit Hotel Properties, Inc. R	19,503	180,988

Sun Hung Kai Properties, Ltd. (Hong Kong)	9,000	110,356

Surya Semesta Internusa Tbk PT (Indonesia)	2,601,300	221,235

Swedbank AB Class A (Sweden)	21,050	564,928

Swiss Re AG (Switzerland)	502	46,535

Symetra Financial Corp.	12,487	247,492

Third Point Reinsurance, Ltd. (Bermuda) †	13,014	206,272

Tokio Marine Holdings, Inc. (Japan)	2,600	77,949

Tokyu Fudosan Holdings Corp. (Japan) †	78,400	583,530

Toronto-Dominion Bank (Canada)	2,006	94,049

Travelers Cos., Inc. (The)	74,770	6,362,927

Tryg A/S (Denmark)	686	67,849

UBS AG (Switzerland)	49,798	1,028,575

UniCredit SpA (Italy)	66,261	605,216

United Community Banks, Inc. †	7,440	144,410

Universal Health Realty Income Trust R	1,885	79,622

Validus Holdings, Ltd.	835	31,488

Visa, Inc. Class A	500	107,930

W.R. Berkley Corp.	808	33,629

WageWorks, Inc. †	4,384	245,986

Wells Fargo & Co.	17,164	853,737

Westfield Group (Australia)	34,065	323,960

Westpac Banking Corp. (Australia)	19,416	622,692

Wheelock and Co., Ltd. (Hong Kong)	128,000	501,156

WP Carey, Inc. R	7,700	462,539

Zurich Insurance Group AG (Switzerland)	164	50,347

		143,892,161
Health care (6.8%)
Abaxis, Inc. †	1,559	60,614

AbbVie, Inc.	83,827	4,308,708

ACADIA Pharmaceuticals, Inc. †	5,083	123,669

Accuray, Inc. †	13,821	132,682

Actavis PLC †	1,200	247,020

Actelion, Ltd. (Switzerland)	6,484	613,892

Aegerion Pharmaceuticals, Inc. †	4,026	185,679

Aetna, Inc.	66,400	4,978,008

Alere, Inc. †	7,766	266,762

Dynamic Asset Allocation Balanced Fund	39

COMMON STOCKS (54.9%)* cont.	Shares	Value

Health care cont.
Align Technology, Inc. †	2,391	$123,830

Alkermes PLC †	4,250	187,383

Amedisys, Inc. †	6,570	97,827

AmSurg Corp. †	4,869	229,233

Antares Pharma, Inc. †	24,891	87,119

Ariad Pharmaceuticals, Inc. †	30,495	245,790

Array BioPharma, Inc. †	14,338	67,389

Astellas Pharma, Inc. (Japan)	44,000	521,246

AstraZeneca PLC (United Kingdom)	25,697	1,660,722

athenahealth, Inc. †	656	105,117

AtriCure, Inc. †	6,334	119,143

Auxilium Pharmaceuticals, Inc. †	7,145	194,201

Bayer AG (Germany)	12,156	1,644,192

Biospecifics Technologies Corp. †	2,672	69,258

C.R. Bard, Inc.	170	25,157

Cardinal Health, Inc.	60,434	4,229,171

Catamaran Corp. †	406	18,164

Celgene Corp. †	21,982	3,068,687

Celldex Therapeutics, Inc. †	2,065	36,489

Centene Corp. †	1,366	85,034

Chemed Corp.	5,219	466,840

Coloplast A/S Class B (Denmark)	11,560	935,363

Community Health Systems, Inc. †	7,077	277,206

Computer Programs & Systems, Inc.	1,146	74,032

Conatus Pharmaceuticals, Inc. †	2,038	16,579

Conmed Corp.	9,826	426,940

CSL, Ltd. (Australia)	280	18,069

Cubist Pharmaceuticals, Inc. †	6,273	458,870

Cyberonics, Inc. †	1,409	91,937

DexCom, Inc. †	2,784	115,146

Eisai Co., Ltd. (Japan)	500	19,447

Eli Lilly & Co.	54,425	3,203,456

Enanta Pharmaceuticals, Inc. †	2,005	80,180

Endo International PLC †	1,994	136,888

Forest Laboratories, Inc. †	506	46,689

GlaxoSmithKline PLC (United Kingdom)	48,024	1,274,206

Globus Medical, Inc. Class A †	6,137	163,183

Greatbatch, Inc. †	11,742	539,193

Grifols SA ADR (Spain)	7,761	320,529

Haemonetics Corp. †	1,748	56,967

Hanger, Inc. †	7,639	257,282

Health Net, Inc. †	18,786	638,912

HealthSouth Corp.	1,593	57,236

Henry Schein, Inc. †	204	24,351

Hill-Rom Holdings, Inc.	6,902	266,003

Hisamitsu Pharmaceutical Co., Inc. (Japan)	7,000	315,705

Impax Laboratories, Inc. †	9,148	241,690

Insulet Corp. †	4,366	207,036

40	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Health care cont.
Insys Therapeutics, Inc. †	8,584	$355,635

Intercept Pharmaceuticals, Inc. †	381	125,650

InterMune, Inc. †	7,099	237,604

Intuitive Surgical, Inc. †	6,600	2,890,734

Isis Pharmaceuticals, Inc. †	2,246	97,050

Jazz Pharmaceuticals PLC †	12,776	1,771,776

Johnson & Johnson	138,293	13,584,521

Kindred Healthcare, Inc.	9,074	212,513

Laboratory Corp. of America Holdings †	227	22,294

Lexicon Pharmaceuticals, Inc. †	19,047	32,951

McKesson Corp.	39,136	6,910,244

MedAssets, Inc. †	12,699	313,792

Medicines Co. (The) †	10,195	289,742

Mednax, Inc. †	350	21,693

Merck & Co., Inc.	160,322	9,101,480

Merrimack Pharmaceuticals, Inc. † S	20,882	105,245

Nanosphere, Inc. †	34,024	73,152

Nektar Therapeutics †	9,825	119,079

NewLink Genetics Corp. †	1,864	52,938

Novartis AG (Switzerland)	13,385	1,135,541

Novo Nordisk A/S Class B (Denmark)	15,755	717,491

NPS Pharmaceuticals, Inc. †	4,884	146,178

NxStage Medical, Inc. †	6,599	84,071

Omega Healthcare Investors, Inc. R	3,869	129,689

OraSure Technologies, Inc. †	21,968	175,085

Orion OYJ Class B (Finland)	16,146	487,356

Otsuka Holdings Company, Ltd. (Japan)	600	17,913

Patterson Cos., Inc.	405	16,913

Perrigo Co. PLC	182	28,148

Pfizer, Inc.	353,106	11,341,765

Prestige Brands Holdings, Inc. †	7,261	197,862

Providence Service Corp. (The) †	11,558	326,860

Questcor Pharmaceuticals, Inc.	5,031	326,663

Receptos, Inc. †	2,772	116,258

Repligen Corp. †	6,738	86,651

Retrophin, Inc. †	5,921	125,940

Roche Holding AG-Genusschein (Switzerland)	5,421	1,624,982

Salix Pharmaceuticals, Ltd. †	5,837	604,772

Sanofi (France)	19,407	2,023,384

Sequenom, Inc. †	22,261	54,539

Shire PLC (United Kingdom)	5,486	269,349

SIGA Technologies, Inc. †	31,255	96,891

STAAR Surgical Co. †	17,565	330,222

Stada Arzneimittel AG (Germany)	1,840	78,746

Steris Corp.	3,065	146,354

Stryker Corp.	275	22,404

Sucampo Pharmaceuticals, Inc. Class A †	9,744	69,670

Sunesis Pharmaceuticals, Inc. †	8,588	56,767

Dynamic Asset Allocation Balanced Fund	41

COMMON STOCKS (54.9%)* cont.	Shares	Value

Health care cont.
Suzuken Co., Ltd. (Japan)	5,800	$224,148

Takeda Pharmaceutical Co., Ltd. (Japan)	7,800	369,261

Teva Pharmaceutical Industries, Ltd. (Israel)	1,330	68,683

Thoratec Corp. †	2,567	91,924

Threshold Pharmaceuticals, Inc. †	15,980	76,065

Trevena, Inc. †	3,802	29,884

Trinity Biotech PLC ADR (Ireland)	5,370	130,115

Triple-S Management Corp. Class B (Puerto Rico) †	3,751	60,541

VCA Antech, Inc. †	15,900	512,457

WellCare Health Plans, Inc. †	6,055	384,614

WellPoint, Inc.	52,700	5,246,285

		98,812,655
Technology (9.0%)
Accenture PLC Class A	394	31,410

Activision Blizzard, Inc.	170,900	3,493,196

Actuate Corp. †	29,230	175,965

Acxiom Corp. †	12,385	425,982

Advanced Energy Industries, Inc. †	5,147	126,102

Agilent Technologies, Inc.	19,900	1,112,808

Alcatel-Lucent (France) †	32,688	128,883

Amber Road, Inc. †	2,552	39,301

Amdocs, Ltd.	793	36,843

Anixter International, Inc.	4,832	490,545

AOL, Inc. †	63,064	2,760,311

Apple, Inc.	27,103	14,547,264

ASML Holding NV (Netherlands)	6,820	631,664

Aspen Technology, Inc. †	5,801	245,730

ASUSTeK Computer, Inc. (Taiwan)	11,000	108,709

AVG Technologies NV (Netherlands) †	5,912	123,916

Baidu, Inc. ADR (China) †	1,000	152,380

Bottomline Technologies, Inc. †	2,180	76,627

Brightcove, Inc. †	10,267	100,925

Broadcom Corp. Class A	200,465	6,310,638

Brocade Communications Systems, Inc. †	254,133	2,696,351

CA, Inc.	107,900	3,341,663

CACI International, Inc. Class A †	1,004	74,095

Cadence Design Systems, Inc. †	210,400	3,269,616

Calix, Inc. †	5,352	45,117

Cap Gemini (France)	8,750	662,391

Cavium, Inc. †	1,762	77,052

Ceva, Inc. †	9,776	171,667

Cirrus Logic, Inc. †	5,107	101,476

Commvault Systems, Inc. †	2,295	149,060

Cornerstone OnDemand, Inc. †	4,115	196,985

CSG Systems International, Inc.	2,550	66,402

Dassault Systemes SA (France)	551	64,553

DST Systems, Inc.	298	28,247

EMC Corp.	322,300	8,834,243

42	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Technology cont.
EnerSys	7,666	$531,177

Entegris, Inc. †	17,254	208,946

F5 Networks, Inc. †	35,800	3,817,354

Fairchild Semiconductor International, Inc. †	6,358	87,677

FEI Co.	2,031	209,234

Fortinet, Inc. †	150,600	3,317,718

Freescale Semiconductor, Ltd. †	8,231	200,919

GenMark Diagnostics, Inc. †	24,532	243,848

Gentex Corp.	38,000	1,198,140

Google, Inc. Class A †	3,030	3,376,965

GT Advanced Technologies, Inc. †	4,043	68,933

Hoya Corp. (Japan)	2,100	65,657

Iliad SA (France)	562	162,048

inContact, Inc. †	9,095	87,312

Infoblox, Inc. †	3,572	71,654

Inotera Memories, Inc. (Taiwan) †	236,000	185,256

Integrated Silicon Solutions, Inc. †	21,043	327,219

Internet Initiative Japan, Inc. (Japan)	7,800	187,952

IntraLinks Holdings, Inc. †	17,547	179,506

Intuit, Inc.	802	62,339

Itochu Techno-Solutions Corp. (Japan)	400	16,900

Keyence Corp. (Japan)	1,900	781,652

Konica Minolta Holdings, Inc. (Japan)	93,500	870,822

L-3 Communications Holdings, Inc.	20,271	2,395,019

Lexmark International, Inc. Class A	3,622	167,662

Magnachip Semiconductor Corp. (South Korea) †	4,406	61,420

Manhattan Associates, Inc. †	11,807	413,599

Marvell Technology Group, Ltd.	191,800	3,020,850

Maxim Integrated Products, Inc.	1,252	41,466

Mellanox Technologies, Ltd. (Israel) †	2,516	98,451

Mentor Graphics Corp.	19,629	432,231

MICROS Systems, Inc. †	541	28,635

Microsemi Corp. †	4,047	101,296

Microsoft Corp.	304,312	12,473,749

MTS Systems Corp.	1,593	109,105

NetApp, Inc.	121,700	4,490,730

Netscout Systems, Inc. †	4,216	158,437

NIC, Inc.	4,500	86,895

Nomura Research Institute, Ltd. (Japan)	13,200	416,087

NTT Data Corp. (Japan)	6,900	267,906

NXP Semiconductor NV †	1,000	58,810

Omnivision Technologies, Inc. †	12,377	219,073

Omron Corp. (Japan)	19,800	814,927

Oracle Corp.	320,298	13,103,391

Pegatron Corp. (Taiwan)	67,000	100,102

Perficient, Inc. †	9,130	165,436

Photronics, Inc. †	16,643	141,965

Plantronics, Inc.	1,407	62,541

Dynamic Asset Allocation Balanced Fund	43

COMMON STOCKS (54.9%)* cont.	Shares	Value

Technology cont.
Proofpoint, Inc. †	2,774	$102,860

PTC, Inc. †	5,209	184,555

QLIK Technologies, Inc. †	1,752	46,586

Quantum Corp. †	86,823	105,924

RF Micro Devices, Inc. †	56,320	443,802

Rockwell Automation, Inc.	30,200	3,761,410

Rovi Corp. †	8,982	204,610

Safeguard Scientifics, Inc. †	9,329	206,917

Sage Group PLC (The) (United Kingdom)	1,387	9,668

Samsung Electronics Co., Ltd. (South Korea)	132	166,923

SAP AG (Germany)	3,529	285,675

Sartorius AG (Preference) (Germany)	1,769	241,708

SciQuest, Inc. †	2,837	76,642

Semtech Corp. †	4,336	109,874

Silicon Graphics International Corp. †	4,588	56,341

Silicon Image, Inc. †	26,483	182,733

SoftBank Corp. (Japan)	16,900	1,274,588

SolarWinds, Inc. †	7,890	336,351

Sparton Corp. †	5,923	173,425

SS&C Technologies Holdings, Inc. †	3,609	144,432

Symantec Corp.	179,565	3,585,913

Synaptics, Inc. †	4,223	253,464

Synopsys, Inc. †	823	31,611

Tech Data Corp. †	5,092	310,408

Tencent Holdings, Ltd. (China)	4,300	299,392

Tokyo Electron, Ltd. (Japan)	9,200	564,837

Toshiba Corp. (Japan)	35,000	147,936

Tyler Technologies, Inc. †	2,840	237,651

Ultimate Software Group, Inc. †	2,008	275,096

Ultra Clean Holdings, Inc. †	15,774	207,428

Unisys Corp. †	7,153	217,880

United Internet AG (Germany)	10,699	502,395

VeriFone Systems, Inc. †	8,247	278,914

Verint Systems, Inc. †	3,558	166,977

VeriSign, Inc. †	619	33,370

Vocus, Inc. †	9,841	131,181

Western Digital Corp.	74,047	6,798,996

XO Group, Inc. †	11,229	113,862

Yandex NV Class A (Russia) †	5,736	173,170

Zynga, Inc. Class A †	19,527	83,966

		129,116,599
Transportation (1.4%)
Aegean Marine Petroleum Network, Inc. (Greece)	27,212	268,310

Aeroflot — Russian Airlines OJSC (Russia) †	88,977	139,777

Alaska Air Group, Inc.	16,618	1,550,626

ANA Holdings, Inc. (Japan)	5,000	10,827

Canadian National Railway Co. (Canada)	600	33,710

Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	11,195

44	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.9%)* cont.	Shares	Value

Transportation cont.
Central Japan Railway Co. (Japan)	7,700	$902,243

China Southern Airlines Co., Ltd. (China)	340,000	110,462

ComfortDelgro Corp., Ltd. (Singapore)	245,000	387,041

Copa Holdings SA Class A (Panama)	712	103,375

Delta Air Lines, Inc.	182,531	6,324,699

Deutsche Post AG (Germany)	20,119	747,526

Diana Shipping, Inc. (Greece) †	11,955	143,340

East Japan Railway Co. (Japan)	600	44,175

Hankyu Hanshin Holdings, Inc. (Japan)	3,000	16,322

Hawaiian Holdings, Inc. †	18,496	258,204

International Consolidated Airlines Group SA (Spain) †	103,214	719,495

Japan Airlines Co., Ltd. (Japan) UR	10,500	516,176

Jaypee Infratech, Ltd. (India) †	98,463	34,922

Kuehne & Nagel International AG (Switzerland)	294	41,138

Matson, Inc.	2,574	63,552

MTR Corp. (Hong Kong)	5,000	18,553

Nippon Express Co., Ltd. (Japan)	3,000	14,659

Quality Distribution, Inc. †	36,369	472,433

Republic Airways Holdings, Inc. †	14,496	132,493

Ryanair Holdings PLC ADR (Ireland) †	840	49,400

Singapore Airlines, Ltd. (Singapore)	2,000	16,678

SkyWest, Inc.	9,732	124,180

Southwest Airlines Co.	158,119	3,733,190

Spirit Airlines, Inc. †	9,642	572,735

StealthGas, Inc. (Greece) †	45,089	512,662

Swift Transportation Co. †	24,395	603,776

Tobu Railway Co., Ltd. (Japan)	3,000	14,491

Union Pacific Corp.	590	110,719

United Parcel Service, Inc. Class B	928	90,369

Universal Truckload Services, Inc.	828	23,929

West Japan Railway Co. (Japan)	500	20,383

XPO Logistics, Inc. †	7,173	210,958

Yamato Transport Co., Ltd. (Japan)	19,000	409,060

		19,557,783
Utilities and power (1.7%)
Beijing Enterprises Water Group, Ltd. (China)	406,000	284,224

Centrica PLC (United Kingdom)	150,703	828,353

China Resources Gas Group, Ltd. (China)	46,000	146,606

Chubu Electric Power Co., Inc. (Japan)	7,500	88,117

CLP Holdings, Ltd. (Hong Kong)	2,000	15,127

CMS Energy Corp.	57,225	1,675,548

Edison International	69,000	3,906,090

Enbridge, Inc. (Canada)	873	39,650

Enel SpA (Italy)	112,981	639,403

ENI SpA (Italy)	42,042	1,054,708

Entergy Corp.	37,525	2,508,546

Fortum OYJ (Finland)	1,787	40,621

GDF Suez (France)	23,486	642,580

Dynamic Asset Allocation Balanced Fund	45

COMMON STOCKS (54.9%)* cont.	Shares	Value

Utilities and power cont.
ITC Holdings Corp.	339	$12,662

Kinder Morgan, Inc.	580	18,844

National Grid PLC (United Kingdom)	3,135	42,962

Origin Energy, Ltd. (Australia)	27,504	364,684

PG&E Corp.	94,364	4,076,525

PPL Corp.	134,616	4,461,174

Red Electrica Corporacion SA (Spain)	11,256	914,903

Snam SpA (Italy)	6,444	37,730

Southern Co. (The)	1,818	79,883

Terna SPA (Italy)	6,323	33,868

Tokyo Gas Co., Ltd. (Japan)	93,000	471,542

UGI Corp.	23,800	1,085,518

United Utilities Group PLC (United Kingdom)	40,365	530,281

Veolia Environnement (France)	17,124	338,765

		24,338,914

Total common stocks (cost $634,012,855)		$790,816,602

CORPORATE BONDS AND NOTES (20.9%)*	Principal amount	Value

Basic materials (1.4%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$76,000	$81,550

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	94,995

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	1,050,000	1,329,563

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	93,038

Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	851,000	962,604

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	527,000	517,778

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	169,000	181,675

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	215,000	230,050

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	132,975

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	380,000	408,500

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	234,750

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	205,000	218,069

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	85,000	87,952

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	58,000	59,935

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	98,000	116,518

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	145,000	155,513

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	209,924

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	377,732

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	550,435

46	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Basic materials cont.
Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	$75,000	$74,439

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	74,837

Exopack Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	250,000	264,063

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	379,800

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	105,000	106,838

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	215,000	236,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	352,588

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	110,000	118,525

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	105,000	105,131

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	345,000	376,481

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	150,000	178,500

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	145,000	150,075

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	70,000	69,300

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	170,000	176,800

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	215,000	240,800

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	90,000	98,775

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	580,000	583,625

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	150,000	133,500

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	70,000	76,650

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	225,000	232,594

International Paper Co. sr. unsec. notes 7.95s, 2018	1,070,000	1,308,661

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	330,000	381,150

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	255,000	282,413

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	310,000	400,453

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	655,000	767,236

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024	285,000	328,316

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	40,000	39,972

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020	10,000	10,825

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	28,000	30,025

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	12,000	12,958

Dynamic Asset Allocation Balanced Fund	47

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Basic materials cont.
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	$135,000	$142,088

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	135,000	137,481

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	220,000	245,850

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	300,000	311,964

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	215,000	230,050

PQ Corp. 144A sr. notes 8 3/4s, 2018	230,000	251,275

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	865,000	866,618

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	265,000	344,717

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	284,000	304,074

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	228,000	245,163

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	180,000	201,150

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	180,000	194,175

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	160,000	176,400

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	135,000	136,013

Smurfit Kappa Treasury Funding, Ltd. company guaranty
sr. unsub. notes 7 1/2s, 2025 (Ireland)	55,000	62,150

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	10,000	10,825

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	40,000	43,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	55,000	59,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	25,000	25,438

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	305,000	343,888

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	55,000	58,850

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	180,000	184,950

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	45,000	47,813

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	345,000	343,275

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	435,000	533,870

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	405,000	520,564

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)	180,000	198,172

		19,855,512

48	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Capital goods (0.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	$360,000	$391,500

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	425,000	491,406

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2022	275,000	298,031

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020	75,000	82,219

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	175,000	180,031

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	320,000	371,600

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	195,000	206,213

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	255,000	268,388

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	240,000	268,558

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	135,000	136,350

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	139,375

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	315,000	349,650

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	865,000	993,344

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	400,000	382,000

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	510,000	487,605

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	798,000	845,880

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	230,000	174,800

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	290,000	254,754

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	245,000	226,286

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020	215,000	221,450

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017	110,000	116,325

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	771,000	1,023,913

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	85,000	90,525

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	405,000	396,900

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	130,000	132,275

Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018	240,000	261,000

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	205,000	217,300

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	135,000	143,967

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	211,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019	100,000	109,875

Dynamic Asset Allocation Balanced Fund	49

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	$245,000	$256,638

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	200,000	223,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	105,000	112,350

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	205,000	223,706

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	205,000	224,988

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	55,000	59,813

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	330,000	353,100

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017	223,000	239,168

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	110,000	116,600

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	55,000	60,913

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	45,000	45,788

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	305,663

Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021	185,000	182,225

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	839,433

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	100,000	99,823

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	110,000	116,050

Waste Management, Inc. company guaranty sr. unsec. notes
7 3/4s, 2032	370,000	511,845

		13,444,123
Communication services (2.0%)
Adelphia Communications Corp. escrow bonds zero %, 2014	270,000	1,890

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	186,211

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	205,887

American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	511,108

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	865,000	872,486

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	480,000	570,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	93,300

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	140,000	159,950

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	196,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	110,000	108,900

50	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	$150,000	$164,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	176,344

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	82,238

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	240,000	253,800

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	225,000	238,781

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	52,563

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	865,000	987,572

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	690,000	896,282

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	110,000	136,411

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	75,000	79,781

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	440,000	447,150

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	81,322

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	150,000	167,625

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	627,778

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	365,000	389,638

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	239,200

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	445,000	526,213

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	170,000	190,400

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	62,700

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	295,000	323,763

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	366,438

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	105,000	109,200

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	230,475

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	440,000	466,400

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	1,045,000	1,099,863

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	249,368

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	207,431

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	49,388

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	227,588

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	85,000	89,675

Dynamic Asset Allocation Balanced Fund	51

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Communication services cont.
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	$125,000	$136,250

Nil International Telecom SCA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)	160,000	108,400

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	287,074

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	252,425

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	165,000	165,413

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	864,000	964,746

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	127,035

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	510,000	477,406

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	13,796

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	70,000	73,325

SES SA 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	253,000	245,259

Sprint Capital Corp. company guaranty 6 7/8s, 2028	995,000	965,150

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017	215,000	252,894

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	135,000	146,813

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	490,000	599,025

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	445,000	489,500

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	255,000	277,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	35,000	37,538

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	95,000	102,006

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	295,000	313,438

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	85,000	90,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	255,000	270,619

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	425,000	444,656

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	505,302

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	162,000	165,442

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	285,000	291,894

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	43,000	53,722

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	237,045

Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2033	935,000	1,288,510

52	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Communication services cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	$150,000	$162,750

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	2,255,000	2,667,795

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	125,000	135,514

Verizon Communications, Inc. sr. unsec. unsub. notes
2.55s, 2019	865,000	868,239

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	160,000	197,828

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	240,000	302,300

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	260,650

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	850,000	840,568

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	395,000	448,325

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	374,525

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	370,000	389,888

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	441,788

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	165,000	177,375

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023	110,000	107,250

		28,883,660
Consumer cyclicals (2.8%)
21st Century Fox America, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	350,000	432,251

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. debs. 7 3/4s, 2045	510,000	707,140

Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	38,150

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	851,000	842,582

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	285,000	328,463

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	150,000	152,625

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	15,236

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	103,725

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	215,000	233,813

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	115,000	127,650

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	95,000	99,275

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	217,000	217,000

Dynamic Asset Allocation Balanced Fund	53

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	$75,000	$72,469

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	270,000	287,550

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	130,000	134,268

Building Materials Corp. of America 144A company guaranty
sr. notes 7 1/2s, 2020	240,000	258,600

Building Materials Corp. of America 144A company guaranty
sr. notes 7s, 2020	95,000	101,888

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	110,000	119,350

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	205,000	228,831

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	192,000	172,320

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	350,000	336,875

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	205,000	268,688

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	463,176

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	200,000	205,000

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	170,000	181,050

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	48,051

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	185,000	187,313

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	73,000	73,548

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	110,000	110,825

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	624,000	719,160

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	366,563

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	175,000	197,969

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	40,000	40,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	105,000	100,931

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	25,000	27,719

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	280,000	292,250

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2019	255,000	267,750

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	240,000	259,200

54	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 6 1/2s, 2022		$840,000	$897,750

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023		170,000	167,025

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		195,000	207,675

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		230,000	239,488

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		270,000	288,225

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023		160,000	151,041

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	281,750

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		535,000	592,100

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		169,000	175,760

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		375,000	402,656

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		60,000	60,750

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		162,000	189,829

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		235,000	304,654

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,575,000	1,986,862

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		120,000	123,450

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		160,000	168,000

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		300,000	320,319

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018		610,000	615,338

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016		365,000	369,782

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		165,000	175,519

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		260,000	266,825

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		305,000	313,006

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		280,000	303,800

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	330,000	315,260

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. unsec. notes 7s, 2020		$285,000	248,663

Grupo Televisa, S.A.B. sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		545,000	631,786

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	207,575

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		25,000	34,104

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	419,443

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	207,890

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		86,000	93,575

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		225,000	243,000

Dynamic Asset Allocation Balanced Fund	55

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	$100,000	$95,007

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	300,000	307,125

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	160,000	173,000

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	135,000	137,025

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020	165,000	179,231

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019	205,000	220,119

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	260,000	288,600

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	100,000	104,250

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	435,000	451,313

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041	75,000	84,447

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	145,000	157,688

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	275,000	309,375

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	105,000	111,038

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	170,000	180,200

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	90,000	92,250

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	255,000	271,575

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	300,000	291,750

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	115,000	117,013

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	380,000	409,925

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	315,000	382,319

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	262,223

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	610,000	557,605

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	120,000	123,745

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	530,000	540,121

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	305,000	336,644

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	265,000	268,313

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	225,000	256,781

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,788

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	155,000	171,856

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	140,000	167,650

56	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	$135,000	$156,263

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	220,000	241,450

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	753,276

Navistar International Corp. sr. notes 8 1/4s, 2021	353,000	360,501

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	165,000	182,325

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	120,000	131,850

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	185,000	185,694

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	110,000	118,250

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	125,000	130,625

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	95,000	95,713

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	323,763

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	195,000	217,913

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	115,000	113,640

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	139,988

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	335,000	329,138

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	195,000	203,775

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	145,000	156,238

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	130,000	133,250

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	275,000	319,688

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	150,000	167,625

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018	25,000	27,250

QVC, Inc. 144A company guaranty sr. notes 4.85s, 2024	195,000	195,691

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	86,300

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	61,188

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	205,000	207,050

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	45,000	46,350

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	180,000	197,100

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	300,000	316,500

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	400,000	445,500

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	243,375

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)	200,000	223,500

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)	340,000	385,050

Dynamic Asset Allocation Balanced Fund	57

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	$175,000	$182,000

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	65,000	64,513

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	90,000	91,125

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	525,000	553,875

Sirius XM Holdings, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	56,650

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	405,000	408,038

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	10,000	10,900

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	15,000	16,238

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	195,000	211,331

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	210,000	223,650

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	100,000	98,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	51,818

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	100,000	98,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	90,000	90,900

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	248,000	273,420

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	80,000	82,624

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	130,000	143,000

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	865,000	857,090

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	51,000

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	191,760	202,307

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	61,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.45s, 2023	170,000	170,850

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	410,000	454,075

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,092,839

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	54,538

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	164,294

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	65,714

Walt Disney Co. (The) sr. unsec. unsub. notes
Ser. MTN, 1.1s, 2017	865,000	856,107

		40,557,595

58	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer staples (1.3%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	$315,000	$294,525

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018	102,000	103,530

Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	254,000	254,658

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	69,000	90,571

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	10,000	13,195

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	560,000	525,505

Anheuser-Busch InBev Finance, Inc. company guaranty
sr. unsec. notes 1 1/4s, 2018	865,000	851,349

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	325,000	373,095

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	505,000	549,188

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	80,000	92,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	225,000	226,688

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	125,000	123,750

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	27,000	33,320

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub.
notes 4.1s, 2016	253,000	267,299

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	175,000	190,969

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	370,397

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	115,000	119,025

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	60,000	56,250

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	285,000	296,044

Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	536,000	612,466

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	60,000	58,650

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	394,625

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	140,000	154,700

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	245,000	236,425

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	50,000	49,375

CVS Caremark Corp. sr. unsec. unsub. notes 2 1/4s, 2018	865,000	865,689

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	358,437	366,414

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	295,000	315,650

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	290,000	319,000

Dynamic Asset Allocation Balanced Fund	59

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer staples cont.
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	$58,000	$60,111

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	407,000	409,730

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	165,000	218,416

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	310,650

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	425,000	456,875

Erac USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	295,000	371,010

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	200,000	189,030

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	415,000	408,256

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	95,000	101,175

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	235,000	251,450

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	105,000	111,957

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	85,000	93,075

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	65,000	69,063

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	35,000	37,275

Kerry Group Financial Services 144A company guaranty
sr. unsec. notes 3.2s, 2023 (Ireland)	560,000	521,747

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	420,000	525,357

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	75,000	78,536

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	118,000	135,447

Kroger Co. (The) sr. notes 6.15s, 2020	40,000	46,658

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	75,000	80,250

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	550,000	605,688

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	311,000	339,379

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	379,074

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	460,702

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	295,000	307,952

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	434,324

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	859,000	856,777

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	30,000	32,250

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	185,000	189,625

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	285,000	286,425

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	205,000	233,956

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	88,800

60	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Consumer staples cont.
SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	$270,000	$282,714

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	199,800

Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	50,000	51,875

Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	35,000	36,400

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	205,000	226,408

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	165,000	185,213

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	50,000	50,375

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	240,000	254,400

Walgreen Co. sr. unsec. unsub. notes 1.8s, 2017	648,000	652,356

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	235,000	242,675

		19,077,588
Energy (2.4%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	105,000	111,825

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	86,100

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	375,000	377,344

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	195,000	147,225

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	500,000	636,630

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	128,000	142,371

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	175,000	206,989

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	215,000	256,606

Antero Resources Finance Corp. 144A company guaranty
sr. unsec. notes 5 3/8s, 2021	180,000	182,700

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	52,724

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	254,000	256,194

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	262,000	279,030

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	125,000	134,375

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017	195,000	214,988

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	885,000	927,531

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	865,000	878,490

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	160,000	168,000

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,515,000	1,705,108

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	385,000	412,913

Dynamic Asset Allocation Balanced Fund	61

CORPORATE BONDS AND NOTES (20.9%)* cont.		Principal amount	Value

Energy cont.
Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		$200,000	$227,500

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	253,000

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	75,436

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	63,525

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021		65,000	70,850

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		260,000	269,750

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017		851,000	843,555

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	299,750

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		150,000	156,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	114,675

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	84,000

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017		865,000	854,770

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		390,000	423,638

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	323,563

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		430,000	451,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		339,000	369,510

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		50,000	53,500

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		150,000	150,750

Exterran Partners LP/EXLP Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022		180,000	177,068

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021		225,000	238,500

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		324,000	364,889

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		425,000	439,875

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020		295,000	320,813

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		55,000	59,263

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021		580,000	601,750

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021		80,000	81,400

62	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Energy cont.
Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	$90,000	$97,875

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	221,197

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	190,000	206,625

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	90,866

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	315,375

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	370,000	410,238

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	370,000	378,788

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	410,000

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7 1/4s, 2019	490,000	510,825

Lone Pine Resources Canada, Ltd. escrow company guaranty
sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5

Lukoil International Finance BV 144A company guaranty
sr. unsec. notes 4.563s, 2023 (Russia)	200,000	183,462

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	205,838

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	184,188

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	113,850

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	214,500

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	380,000	359,100

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	223,650

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	550,178

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	140,000	151,900

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	195,000	211,088

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	250,000	266,320

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	185,000	188,238

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	212,800

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	199,263

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	472,145

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	16,000	8,480

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,840,000	1,759,114

Dynamic Asset Allocation Balanced Fund	63

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	$74,000	$61,975

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2045 (Mexico)	220,000	237,984

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 4 7/8s, 2024 (Mexico)	220,000	226,774

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	865,000	902,346

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	1,056,000	1,166,880

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	118,800

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	96,900

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	331,144

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	125,000	127,813

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022	125,000	129,375

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	810,000	895,050

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	95,000	99,750

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020	520,000	566,800

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	100,000	106,750

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	205,000	224,543

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	610,000	660,325

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	570,000	588,959

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	929,000	1,037,979

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	133,750

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	118,800

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	42,750

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	306,589

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	235,000	259,102

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	60,000	60,545

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	851,000	859,369

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	58,850

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	222,600

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	127,868

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	147,099

Weatherford International, Ltd. of Bermuda company guaranty
sr. unsec. notes 9 7/8s, 2039 (Bermuda)	440,000	666,278

64	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Energy cont.
Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	$465,000	$499,294

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	15,707

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	46,337

Williams Partners LP sr. unsec. notes 5.4s, 2044	123,000	125,650

Williams Partners LP sr. unsec. notes 4.3s, 2024	122,000	122,247

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	87,125

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	380,000	406,600

		34,578,588
Financials (5.9%)
Abbey National Treasury Services PLC of Stamford, CT company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017	928,000	929,230

Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. FRN notes 1.819s, 2014 (United Kingdom)	285,000	285,289

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	654,000	702,454

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	687,614

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	584,186

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	234,413

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	169,200

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	140,000	168,700

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	166,425

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	184,838

American Express Co. sr. unsec. notes 7s, 2018	545,000	646,409

American Express Co. sr. unsec. notes 6.15s, 2017	329,000	379,219

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2058	464,000	609,580

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	901,000	1,030,989

American International Group, Inc. sr. unsec. unsub.
notes 3.8s, 2017	865,000	925,464

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	395,000	394,842

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	459,458

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	505,000	530,881

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	370,000	390,813

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	450,000	447,840

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	851,000	849,406

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	275,112

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	851,000	881,331

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	615,000	626,366

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,640

Dynamic Asset Allocation Balanced Fund	65

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Financials cont.
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	$865,000	$856,199

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	877,000	871,247

Barclays Bank PLC jr. sub. stock FRB bonds 6.278s, perpetual
maturity (United Kingdom)	580,000	577,852

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	190,000	254,663

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	695,000	691,525

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	240,000	285,695

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	340,588

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	190,000	181,306

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 1.6s, 2017	906,000	917,081

BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN,
1 3/8s, 2017 (France)	928,000	926,557

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	245,572

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
perpetual maturity (France)	100,000	106,750

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	446,000	457,708

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	435,000	452,169

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	310,000	307,964

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	419,272

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,738

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	700,000	720,300

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	100,125

CIT Group, Inc. sr. unsec. notes 5s, 2023	125,000	127,813

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	217,875

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	182,325

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	166,625

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	90,000	90,985

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	341,219

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	226,275

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	865,000	934,223

Citigroup, Inc. sub. notes 5s, 2014	599,000	610,600

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	770,000	880,688

Commonwealth Bank of Australia of New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	1,183,000	1,178,437

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	180,000	152,100

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA bank
guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	774,000	820,582

66	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Financials cont.
Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	$210,000	$218,400

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s,
perpetual maturity (Switzerland)	631,000	685,424

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	315,000	391,234

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	851,000	968,757

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	469,792

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	390,000	424,125

EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	440,565

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s,
perpetual maturity	151,000	138,920

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	445,000	455,306

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,072,500

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,445,000	1,857,883

General Electric Capital Corp. sr. unsec. notes
Ser. GMTN, 3.1s, 2023	85,000	83,177

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	1,286,000	1,435,460

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	718,850

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,197,107

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	434,000	436,884

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	186,698

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	205,000	228,692

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	490,000	508,282

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	406,174

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	430,000	421,516

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	378,152

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	260,000	277,550

HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 10.176s, perpetual maturity (Jersey)	185,000	266,400

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	727,125

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	1,025,741

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	385,000	389,813

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020	475,000	503,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022	255,000	258,825

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,130,000	2,253,335

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	71,825

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	220,000	232,650

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	344,000	356,040

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	145,000	163,669

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	1,073,000	1,212,490

Dynamic Asset Allocation Balanced Fund	67

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Financials cont.
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	$862,000	$873,851

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	375,909

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	846,000	842,933

LBG Capital No. 1 PLC 144A bank guaranty unsec. sub. bonds
7 7/8s, 2020 (United Kingdom)	1,638,000	1,778,049

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	695,000	724,075

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	800,000	888,000

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	490,000	559,850

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)	180,000	180,900

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	200,000	206,420

Merrill Lynch & Co., Inc. unsec. sub. FRN notes 0.993s, 2026	125,000	107,828

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,270,000	1,420,338

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	300,000	354,000

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	865,000	970,064

Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	124,417

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	530,000	532,284

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	850,000	927,630

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,625

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	278,200

National Australia Bank of New York, Ltd. sr. unsec. notes 2.3s,
2018 (Australia)	475,000	479,056

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	85,000	85,425

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018	85,000	85,425

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	98,963

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	129,305

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	273,115

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	155,000	165,075

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 5/8s, 2020	105,000	111,431

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	170,000	181,050

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	132,188

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	530,791

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	165,000	182,738

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	340,000	349,350

PNC Bank, NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	870,000	867,023

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	393,985

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	445,500

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	260,000	259,025

68	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Financials cont.
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	$140,000	$152,950

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	225,000	274,500

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	272,619

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	198,750

Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	395,000	484,268

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	162,349

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	865,000	870,626

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)	725,000	735,875

Royal Bank of Scotland Group PLC unsec. sub. notes 6.1s, 2023
(United Kingdom)	789,000	820,148

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	211,000	216,054

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	695,000	714,308

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	129,000	137,923

Santander Issuances SAU 144A bank guaranty unsec. sub. notes
5.911s, 2016 (Spain)	600,000	637,250

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	225,000	233,686

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	350,000	360,850

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	161,789

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	50,545

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018	784,000	772,997

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	158,963

Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s,
2017 (France)	380,000	391,096

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)	340,000	355,470

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	55,375

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	775,000	788,563

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	875,000	835,837

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.233s, 2037	475,000	391,775

Svenska Handelsbanken AB bank guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	448,000	466,708

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	385,000	359,220

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	50,000	54,750

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	235,000	313,847

UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	767,000	878,807

Dynamic Asset Allocation Balanced Fund	69

CORPORATE BONDS AND NOTES (20.9%)* cont.		Principal amount	Value

Financials cont.
US Bank of NA of Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017		$890,000	$891,706

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		340,000	353,600

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		1,900,000	1,881,000

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		500,000	513,750

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,800,000	1,912,500

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		250,000	288,034

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		105,000	119,317

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		180,000	179,550

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017		851,000	871,365

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		75,000	77,958

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		485,000	539,371

Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s,
2018 (Australia)		157,000	157,957

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024		210,000	209,916

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		422,000	452,068

			84,970,426
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022		500,000	480,618

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017		775,000	777,449

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		225,000	234,844

Actavis, Inc. sr. unsec. unsub. notes 4 5/8s, 2042		215,000	204,197

Actavis, Inc. sr. unsec. unsub. notes 3 1/4s, 2022		170,000	163,573

Actavis, Inc. sr. unsec. unsub. notes 1 7/8s, 2017		35,000	34,913

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		286,000	367,485

Amgen, Inc. sr. unsec. notes 3.45s, 2020		730,000	750,855

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		865,000	881,957

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		225,000	234,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		422,000	530,030

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		865,000	994,420

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		215,000	232,200

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 6s, 2021		225,000	233,438

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		175,000	185,938

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		280,000	301,560

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	378,099

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$205,000	211,150

Catamaran Corp. company guaranty sr. unsec. bonds
4 3/4s, 2021		120,000	121,650

70	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.		Principal amount	Value

Health care cont.
CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		$40,000	$42,150

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		85,000	93,394

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		40,000	41,000

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		50,000	52,250

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	529,266

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	153,001

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	222,000

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		100,000	102,625

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		146,000	156,038

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		200,000	215,500

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		395,000	396,481

HCA, Inc. sr. notes 6 1/2s, 2020		800,000	896,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	79,975

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	435,000

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		130,000	132,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		165,000	176,138

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		110,000	115,775

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		105,000	110,381

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		175,000	194,688

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		330,000	339,900

Johnson & Johnson sr. unsec. notes 5.15s, 2018		542,000	618,641

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		480,000	552,000

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		135,000	156,938

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		746,000	729,437

MPH Acquisition Holdings, LLC 144A sr. unsec. notes
6 5/8s, 2022		30,000	30,750

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	227,850

Mylan, Inc./PA company guaranty sr. unsec. notes 2.6s, 2018		55,000	55,564

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		150,000	163,500

Omega Healthcare Investors, Inc. 144A sr. unsec. notes
4.95s, 2024 R		180,000	176,179

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		315,000	340,988

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		95,000	112,155

Dynamic Asset Allocation Balanced Fund	71

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Health care cont.
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	$75,000	$80,063

Service Corp. International/US sr. notes 7s, 2019	115,000	121,756

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016	645,000	701,438

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	245,000	248,063

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	200,000	210,200

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	200,000	213,250

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	110,000	107,525

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	195,000	188,175

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	445,000	491,169

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	45,000	45,338

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	260,000	278,200

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III, LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	295,000	303,199

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	170,000	188,700

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	387,000	445,381

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	707,278

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	498,694

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	513,884

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	40,000	43,300

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	111,563

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	370,000	400,525

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	40,000	42,300

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	255,000	280,500

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	180,000	189,000

		21,376,041
Technology (1.0%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	155,000	163,331

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	465,000	489,413

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	260,000	231,336

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	135,000	125,213

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	445,000	441,663

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	872,458

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	392,000	392,799

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	865,000	864,750

72	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Technology cont.
Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	$120,000	$131,250

Fidelity National Information Services, Inc. company guaranty
sr. unsec. unsub. notes 5s, 2022	120,000	125,530

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	345,100

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	170,000	194,013

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	380,000	399,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,190,000	1,291,150

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	140,000	150,500

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	140,000	132,650

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	178,000	206,480

Freescale Semiconductor, Inc. 144A company guaranty
sr. notes 5s, 2021	200,000	204,000

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	250,000	263,750

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	180,439

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	737,000	759,410

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	315,000	366,670

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	255,000	278,847

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	765,638

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	127,325

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	870,000	864,107

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	115,763

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	210,000	223,125

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	81,000	96,795

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	190,000	199,025

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	96,307

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	613,627

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	243,233

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	456,193

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	820,000	815,900

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019	145,000	153,338

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	230,213

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	299,063

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	79,000	91,457

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	147,582

		14,148,443

Dynamic Asset Allocation Balanced Fund	73

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	$340,000	$361,250

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	232,000	250,560

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	263,803

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	177,878

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	480,000	437,831

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	311,664	364,646

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	88,681

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	60,000	56,377

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	110,000	99,031

Swift Services Holdings, Inc. company guaranty
sr. notes 10s, 2018	325,000	357,094

Union Pacific Railroad Co. 2004 Pass Through Trust 144A
sr. bonds 5.214s, 2014	115,000	117,041

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	114,218	125,354

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	180,000	182,700

		2,882,246
Utilities and power (1.5%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	520,000	615,550

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	330,000	376,200

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	90,000	86,288

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	165,238

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	81,591

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	57,465

Beaver Valley Funding Corp. sr. bonds 9s, 2017	37,000	39,163

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	441,654

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	371,000	405,318

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	60,000	63,000

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	50,000	50,500

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	50,000	56,601

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	161,404

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018	550,000	667,137

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	275,000	262,956

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	350,000	378,000

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	596,278

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	415,000	519

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	255,000	262,340

El Paso, LLC company guaranty sr. notes 7s, 2017	700,000	789,835

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	229,949

74	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes
5 5/8s, perpetual maturity (France)	$1,405,000	$1,433,100

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	120,000	152,215

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	375,000	443,898

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,700,000	1,712,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	254,000	267,335

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	357,000	376,189

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	152,000	173,850

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	209,573

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	167,772

Enterprise Products Operating, LLC company guaranty
sr. unsec. unsub. notes 4.85s, 2042	490,000	485,789

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020	375,000	433,125

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	150,000	162,000

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	65,000	72,963

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	501,458

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	80,754

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	275,000	280,500

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	66,463

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	285,301

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	341,510

Kansas Gas and Electric Co. bonds 5.647s, 2021	49,351	52,900

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	599,000	596,273

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	447,000	447,000

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)	200,000	245,796

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	181,823

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	497,922

Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	323,759

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	190,088

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	735,000	808,500

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	450,000	420,078

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	170,000	178,111

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	301,165

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	456,000	494,896

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	679,155

Dynamic Asset Allocation Balanced Fund	75

CORPORATE BONDS AND NOTES (20.9%)* cont.	Principal amount	Value

Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	$20,000	$19,349

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	185,000	203,772

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	188,255

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	629,000	644,725

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	230,000	238,625

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	155,000	156,163

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	195,000	181,350

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	10,646

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	99,775

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	180,000	186,480

Union Electric Co. sr. notes 6.4s, 2017	320,000	366,652

West Penn Power Co. 144A sr. bonds 5.95s, 2017	75,000	85,194

		21,231,983

Total corporate bonds and notes (cost $286,435,936)		$301,006,205

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, April 1, 2044	$21,000,000	$20,650,547

		20,650,547
U.S. Government Agency Mortgage Obligations (13.2%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, April 1, 2044	33,000,000	36,789,845
4 1/2s, TBA, May 1, 2044	2,000,000	2,126,953
4 1/2s, TBA, April 1, 2044	2,000,000	2,133,750
4s, TBA, May 1, 2044	58,000,000	60,079,845
4s, TBA, April 1, 2044	58,000,000	60,288,280
3 1/2s, TBA, April 1, 2029	23,000,000	24,105,079
3s, TBA, May 1, 2044	2,000,000	1,925,078
3s, TBA, April 1, 2044	2,000,000	1,930,781

		189,379,611

Total U.S. government and agency mortgage obligations (cost $210,183,907)		$210,030,158

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, November 15, 2021 [i]	$126,000	$123,258

Total U.S. treasury obligations (cost $123,258)		$123,258

76	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.5%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.169s, 2037	$218,043	$314,882
IFB Ser. 2979, Class AS, 23.705s, 2034	21,712	27,792
IFB Ser. 3072, Class SM, 23.228s, 2035	116,220	165,128
IFB Ser. 3072, Class SB, 23.082s, 2035	119,097	168,043
IFB Ser. 3249, Class PS, 21.764s, 2036	148,238	200,755
IFB Ser. 2990, Class LB, 16.55s, 2034	262,617	342,574
IFB Ser. 4105, Class LS, IO, 5.995s, 2041	747,868	144,189
IFB Ser. 310, Class S4, IO, 5.795s, 2043	786,508	196,926
IFB Ser. 311, Class S1, IO, 5.795s, 2043	2,362,760	519,817
IFB Ser. 308, Class S1, IO, 5.795s, 2043	1,059,728	257,217
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044	1,205,000	280,895
Ser. 3391, PO, zero %, 2037	18,182	15,164
Ser. 3206, Class EO, PO, zero %, 2036	12,246	10,745
FRB Ser. 3117, Class AF, zero %, 2036	9,383	8,213
FRB Ser. 3326, Class WF, zero %, 2035	5,640	4,851
FRB Ser. 3036, Class AS, zero %, 2035	3,275	3,212

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.975s, 2036	87,222	164,368
IFB Ser. 05-45, Class DA, 23.854s, 2035	513,123	763,806
IFB Ser. 07-53, Class SP, 23.634s, 2037	171,527	252,075
IFB Ser. 05-75, Class GS, 19.787s, 2035	106,903	142,328
IFB Ser. 05-106, Class JC, 19.646s, 2035	89,361	129,749
IFB Ser. 05-83, Class QP, 16.993s, 2034	48,511	62,517
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,842,166	426,145
Ser. 07-14, Class KO, PO, zero %, 2037	64,963	55,948
Ser. 06-125, Class OX, PO, zero %, 2037	6,498	5,816
Ser. 06-84, Class OT, PO, zero %, 2036	7,651	6,738
Ser. 06-46, Class OC, PO, zero %, 2036	14,247	12,360

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.393s, 2040	1,474,809	283,989
IFB Ser. 13-129, Class CS, IO, 5.993s, 2042	1,931,036	330,014
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	45,975	8,338
Ser. 10-9, Class UI, IO, 5s, 2040	1,478,526	318,429
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	77,069	14,011
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,091,709	230,585
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,294,604	359,243
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,290,606	180,686
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,991,006	236,110
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	3,138,156	466,361
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	5,094,795	800,851
Ser. 06-36, Class OD, PO, zero %, 2036	7,924	6,909

		7,917,779
Commercial mortgage-backed securities (2.3%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.611s, 2049	40,390	40,491
FRB Ser. 07-3, Class A3, 5.598s, 2049	889,323	888,544
Ser. 06-6, Class AJ, 5.421s, 2045	1,287,000	1,288,261

Dynamic Asset Allocation Balanced Fund	77

MORTGAGE-BACKED SECURITIES (3.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$499,000	$507,421
Ser. 05-4, Class B, 5.118s, 2045	371,000	374,710
Ser. 05-3, Class A3A, 4.621s, 2043	398,000	398,358
Ser. 07-1, Class XW, IO, 0.316s, 2049	6,772,707	52,089

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.848s, 2042	2,911,232	6,381
Ser. 07-5, Class XW, IO, 0.42s, 2051	14,408,558	147,255
Ser. 02-PB2, Class XC, IO, 0.205s, 2035	791,382	399

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.481s, 2041 F	338,000	343,510
Ser. 04-5, Class XC, IO, 0.71s, 2041	5,466,775	15,947

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.888s, 2050 F	175,000	172,835
Ser. 04-PR3I, Class X1, IO, 0.701s, 2041	377,451	1,110

Bear Stearns Commercial Mortgage Securities Trust 144A
Ser. 06-PW14, Class X1, IO, 0.637s, 2038	9,071,273	143,870

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	284,000	289,169

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.534s, 2049	68,037,593	945,723

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.15s, 2049	42,168,055	345,778
Ser. 07-CD5, Class XS, IO, 0.042s, 2044	2,588,025	11,525
Ser. 07-CD4, Class XW, IO, zero %, 2049	7,460,685	68,638

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	548,000	570,523
FRB Ser. 05-LP5, Class D, 5.086s, 2043	735,000	761,042
Ser. 14-UBS2, Class XA, IO, 1.609s, 2047	3,915,000	374,372
Ser. 14-CR16, Class XA, IO, 1.285s, 2047	4,000,000	324,561

COMM Mortgage Trust 144A
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	160,000	142,720
Ser. 06-C8, Class XS, IO, 0.509s, 2046	31,954,856	405,736

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	264,784	291,263
Ser. 03-C3, Class AX, IO, 1.502s, 2038	326,318	3
Ser. 02-CP3, Class AX, IO, 0.77s, 2035	516,836	6,116

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2,
Class AX, IO, 0.022s, 2049	41,667,465	220,838

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,155,291	1,158,902

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.023s, 2020	710,261	12,082

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.164s, 2033	147,714	1,312

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.905s, 2032	46,127	32,289

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.158s, 2045	139,471,298	326,723
Ser. 07-C1, Class XC, IO, 0.071s, 2049	55,015,000	364,144

78	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp. Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	$594,000	$607,722

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 05-C1,
Class X1, IO, 0.575s, 2043	8,860,649	44,144

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	301,000	308,525

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038 F	17,328	17,393
Ser. 05-GG4, Class B, 4.841s, 2039	1,457,000	1,467,345
Ser. 13-GC10, Class XA, IO, 1.758s, 2046	4,261,562	448,700

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	22,893	23,007
FRB Ser. 11-GC3, Class D, 5.544s, 2044	928,000	951,655
Ser. 13-GC14, Class AS, 4.507s, 2046	395,000	415,599
Ser. 06-GG6, Class XC, IO, 0.037s, 2038	19,870,568	15,499

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.101s, 2051 F	241,000	245,202
FRB Ser. 07-LD12, Class A3, 5.96s, 2051	589,670	592,474
FRB Ser. 04-CB9, Class B, 5.71s, 2041	329,000	333,869
Ser. 06-LDP8, Class B, 5.52s, 2045	280,000	279,636
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	336,921
FRB Ser. 13-C10, Class D, 4.16s, 2047	621,000	547,266
Ser. 06-LDP8, Class X, IO, 0.543s, 2045	11,209,841	130,953
Ser. 07-LDPX, Class X, IO, 0.305s, 2049	24,208,369	221,313

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.201s, 2051	298,000	278,657
FRB Ser. 12-C6, Class E, 5.202s, 2045	163,000	161,128
FRB Ser. 12-C8, Class D, 4.668s, 2045	528,000	521,162
FRB Ser. 12_LC9, Class D, 4.427s, 2047	350,000	337,713
Ser. 05-CB12, Class X1, IO, 0.34s, 2037	7,270,558	27,032
Ser. 06-LDP6, Class X1, IO, 0.078s, 2043	18,827,971	47,202

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	22,774	22,888
Ser. 99-C1, Class G, 6.41s, 2031	159,961	165,635
Ser. 98-C4, Class G, 5.6s, 2035	19,086	19,366
Ser. 98-C4, Class H, 5.6s, 2035	223,000	234,342

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.139s, 2041	486,000	555,158
Ser. 06-C7, Class A2, 5.3s, 2038	462,723	478,525
Ser. 04-C6, Class E, 5.177s, 2036	331,000	335,733
Ser. 07-C2, Class XW, IO, 0.54s, 2040	2,658,529	41,417

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6s, 2036	500,000	512,200
Ser. 06-C7, Class XCL, IO, 0.635s, 2038	13,681,315	207,696
Ser. 06-C7, Class XW, IO, 0.635s, 2038	7,273,321	111,740
Ser. 05-C2, Class XCL, IO, 0.315s, 2040	17,106,455	39,499
Ser. 05-C7, Class XCL, IO, 0.206s, 2040	22,584,305	68,566

Dynamic Asset Allocation Balanced Fund	79

MORTGAGE-BACKED SECURITIES (3.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.37s, 2028	$6,597	$1

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.841s, 2050	183,663	188,398

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.942s, 2039	5,544,841	11,844
Ser. 05-MCP1, Class XC, IO, 0.606s, 2043	9,802,355	51,923

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 5.311s, 2045	1,555,970	135,681
Ser. 05-C3, Class X, IO, 5.226s, 2044	448,466	30,944
Ser. 07-C5, Class X, IO, 4.753s, 2049	323,238	19,297

ML-CFC Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.239s, 2049	177,000	174,788

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C11, Class C, 4.419s, 2046	488,000	470,688

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C11, Class D, 4.419s, 2046	1,400,000	1,239,560

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	320,898	324,298
FRB Ser. 07-HQ12, Class A2, 5.577s, 2049	239,670	239,910
FRB Ser. 07-HQ12, Class A2FX, 5.577s, 2049	158,283	161,433
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	342,320
Ser. 06-HQ10, Class AJ, 5.389s, 2041	258,000	260,090

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.183s, 2049	287,000	289,121

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	729,972	730,009

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	400,598	100,150

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.959s, 2049	326,000	339,757
Ser. 12-C4, Class XA, IO, 1.874s, 2045	3,641,858	401,074

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.376s, 2048	57,286,699	561,983
Ser. 07-C34, IO, 0.307s, 2046	9,195,734	111,268

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.318s, 2042	15,500,092	41,695
Ser. 06-C26, Class XC, IO, 0.047s, 2045	11,431,710	19,091

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046	976,000	865,177

WF-RBS Commercial Mortgage Trust Ser. 13-C14, Class XA, IO,
0.931s, 2046	5,320,070	309,149

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.563s, 2045	499,000	498,376
FRB Ser. 11-C2, Class D, 5.466s, 2044	1,048,000	1,070,951
FRB Ser. 12-C9, Class D, 4.803s, 2045	164,000	154,291
FRB Ser. 13-UBS1, Class D, 4.634s, 2046	664,000	604,486
Ser. 14-C19, Class D, 4.306s, 2047	371,000	315,337
Ser. 13-C12, Class XA, IO, 1.515s, 2048	5,712,478	500,830

		32,751,442

80	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.6%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (0.8%)
Barclays Capital, LLC Trust FRB Ser. 12-RR10, Class 9A2,
2.654s, 2035	$170,000	$149,940

Barclays Capital, LLC Trust 144A FRB Ser. 12-RR11, Class 5A3,
zero %, 2037	283,830	174,839

Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	2,140,375	1,930,618
FRB Ser. 05-51, Class 1A1, 0.477s, 2035	1,081,274	921,786
FRB Ser. 07-OA10, Class 2A1, 0.404s, 2047	605,995	503,164

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.466s, 2035	321,208	277,235

JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 9A3,
0.444s, 2035	579,000	558,735

Merrill Lynch Alternative Note Asset Trust FRB Ser. 07-OAR2,
Class A1, 0.334s, 2037	269,305	241,028

Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1,
0.929s, 2046	1,691,701	1,095,377

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.201s, 2046	1,718,625	1,529,576
FRB Ser. 06-AR3, Class A1B, 1.131s, 2046	687,503	560,659
FRB Ser. 05-AR13, Class A1C3, 0.644s, 2045	627,494	540,586
FRB Ser. 05-AR9, Class A1C3, 0.634s, 2045	687,505	618,755
FRB Ser. 05-AR13, Class A1B3, 0.514s, 2045	435,201	387,329
FRB Ser. 05-AR15, Class A1B3, 0.494s, 2045	942,049	817,275
FRB Ser. 12-RR2, Class 1A2, 0.336s, 2047	725,000	518,375

		10,825,277
Total mortgage-backed securities (cost $47,085,506)		$51,494,498

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$196,285	$149,275

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		115,000	106,375

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,721,000	2,650,254

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,969,863	1,497,096

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		470,000	499,939

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	5,212	2,095,711

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	208,750

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		200,000	215,000

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	152,250

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		475,000	430,469

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		560,000	501,872

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		980,000	1,069,425

Dynamic Asset Allocation Balanced Fund	81

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.7%)* cont.	Principal amount	Value

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	$200,000	$199,250

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	95,900	109,230

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	790,000	782,100

Total foreign government and agency bonds and notes (cost $11,083,495)		$10,666,996

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$35,948	$36,072

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	964,049	909,069

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	240,000	238,110

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	183,921	183,921

First Data Corp. bank term loan FRN 4.17s, 2018	647,458	648,610

First Data Corp. bank term loan FRN 4.155s, 2021	68,903	68,989

FTS International, Inc. bank term loan FRN Ser. B, 8 1/2s, 2016	143,244	145,264

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	315,857	316,646

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	90,000	90,295

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	171,084	171,370

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	933,336	672,002

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	49,398	50,530

Total senior loans (cost $3,640,529)		$3,530,878

INVESTMENT COMPANIES (0.2%)*	Shares	Value

SPDR S&P 500 ETF Trust	16,679	$3,119,640

Total investment companies (cost $2,719,510)		$3,119,640

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$547,179

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,920	243,516

M/I Homes, Inc. $2.438 pfd.	4,703	117,810

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	350	347,328

Total preferred stocks (cost $956,391)		$1,255,833

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$125,000	$176,094

Jazz Technologies, Inc. 144A cv. unsec. notes 8s, 2018	149,000	160,920

Total convertible bonds and notes (cost $264,212)		$337,014

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	7,508	$161,422

United Technologies Corp. $3.75 cv. pfd.	2,600	173,082

Total convertible preferred stocks (cost $267,227)		$334,504

82	Dynamic Asset Allocation Balanced Fund

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds, 4.421s, 1/1/15	$105,000	$107,900

Total municipal bonds and notes (cost $105,000)		$107,900

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$2,877

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	1.70	50,760	—

Total warrants (cost $10,263)				$2,877

SHORT-TERM INVESTMENTS (19.6%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	555,198	$555,198

Putnam Money Market Liquidity Fund 0.06% L	123,757,002	123,757,002

Putnam Short Term Investment Fund 0.07% L	133,976,471	133,976,471

SSgA Prime Money Market Fund zero % P	190,000	190,000

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.13%, October 16, 2014 # §	$5,150,000	5,148,370

U.S. Treasury Bills with effective yields ranging from 0.07%
to 0.12%, August 21, 2014 # §	18,922,000	18,917,696

Total short-term investments (cost $282,541,620)		$282,544,737

TOTAL INVESTMENTS

Total investments (cost $1,479,429,709)	$1,655,371,100

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O.	Bonds General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Dynamic Asset Allocation Balanced Fund	83

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,441,531,680.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $204,517, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $315,642,748 to cover certain derivatives contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

84	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $242,719,135) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$262,850	$206,244	$56,606

	Canadian Dollar	Sell	4/16/14	1,283,135	1,278,555	(4,580)

	Chilean Peso	Buy	4/16/14	15,757	17,272	(1,515)

	Colombian Peso	Buy	4/16/14	1,480,390	1,460,003	20,387

	Swiss Franc	Sell	6/18/14	1,388,451	1,382,337	(6,114)

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	1,489,084	1,432,887	56,197

	Australian Dollar	Sell	4/16/14	1,489,084	1,394,310	(94,774)

	British Pound	Sell	6/18/14	10,769,736	10,776,270	6,534

	Canadian Dollar	Sell	4/16/14	35,899	90,938	55,039

	Euro	Sell	6/18/14	75,349	93,831	18,482

	Hong Kong Dollar	Sell	5/21/14	1,207,284	1,205,991	(1,293)

	Japanese Yen	Sell	5/21/14	2,610,946	2,663,366	52,420

	Mexican Peso	Buy	4/16/14	846,031	837,246	8,785

	Mexican Peso	Buy	7/17/14	1,287,692	1,284,581	3,111

	New Zealand Dollar	Buy	4/16/14	2,927,352	2,897,768	29,584

	Norwegian Krone	Sell	6/18/14	1,441,960	1,476,656	34,696

	Singapore Dollar	Sell	5/21/14	1,303,714	1,286,004	(17,710)

	South African Rand	Sell	4/16/14	878,450	848,542	(29,908)

	Swedish Krona	Buy	6/18/14	116,093	145,106	(29,013)

	Swiss Franc	Sell	6/18/14	1,416,295	1,407,766	(8,529)

Citibank, N.A.
	Australian Dollar	Buy	4/16/14	1,496,774	1,437,877	58,897

	Australian Dollar	Sell	4/16/14	1,476,946	1,453,102	(23,844)

	Brazilian Real	Buy	4/2/14	903,878	838,494	65,384

	Brazilian Real	Sell	4/2/14	903,878	845,209	(58,669)

	Canadian Dollar	Sell	4/16/14	407,999	437,856	29,857

	Chilean Peso	Sell	4/16/14	817,205	793,766	(23,439)

	Danish Krone	Sell	6/18/14	1,457,467	1,452,209	(5,258)

	Euro	Buy	6/18/14	1,406,554	1,405,360	1,194

	Euro	Sell	6/18/14	1,406,554	1,402,763	(3,791)

	Japanese Yen	Sell	5/21/14	1,457,532	1,457,291	(241)

	New Zealand Dollar	Buy	4/16/14	2,926,832	2,902,331	24,501

	Norwegian Krone	Sell	6/18/14	1,310,667	1,315,278	4,611

	Swiss Franc	Sell	6/18/14	2,847,530	2,835,439	(12,091)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	1,469,812	1,417,258	52,554

	Australian Dollar	Sell	4/16/14	1,469,812	1,384,451	(85,361)

	British Pound	Sell	6/18/14	2,853,679	2,859,661	5,982

	Canadian Dollar	Sell	4/16/14	3,186,226	3,234,638	48,412

	Euro	Buy	6/18/14	3,012,568	3,010,967	1,601

	Indian Rupee	Buy	5/21/14	829,658	759,973	69,685

Dynamic Asset Allocation Balanced Fund	85

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $242,719,135) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Japanese Yen	Sell	5/21/14	$7,675,279	$7,779,809	$104,530

	Mexican Peso	Buy	4/16/14	721,421	713,604	7,817

	Mexican Peso	Sell	4/16/14	721,421	699,961	(21,460)

	New Zealand Dollar	Buy	4/16/14	239,511	266,006	(26,495)

	Norwegian Krone	Sell	6/18/14	1,401,216	1,383,807	(17,409)

	Singapore Dollar	Sell	5/21/14	625,900	617,414	(8,486)

	South African Rand	Buy	4/16/14	888,800	855,466	33,334

	South African Rand	Sell	4/16/14	888,800	823,521	(65,279)

	South Korean Won	Sell	5/21/14	22,234	23,327	1,093

	Swedish Krona	Buy	6/18/14	1,418,303	1,461,599	(43,296)

	Swiss Franc	Sell	6/18/14	7,215,032	7,183,345	(31,687)

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	1,484,451	1,462,138	22,313

	British Pound	Sell	6/18/14	1,452,583	1,462,960	10,377

	Canadian Dollar	Sell	4/16/14	1,306,646	1,363,163	56,517

	Euro	Sell	6/18/14	11,321,444	11,329,471	8,027

	Japanese Yen	Sell	5/21/14	699,536	709,011	9,475

	New Zealand Dollar	Buy	4/16/14	1,472,778	1,449,043	23,735

	Norwegian Krone	Sell	6/18/14	1,311,533	1,309,480	(2,053)

	Swedish Krona	Buy	6/18/14	1,456,744	1,471,214	(14,470)

	Swiss Franc	Sell	6/18/14	2,710,235	2,696,295	(13,940)

Goldman Sachs International
	Australian Dollar	Buy	4/16/14	2,931,749	2,823,443	108,306

	Australian Dollar	Sell	4/16/14	2,905,714	2,824,652	(81,062)

	British Pound	Sell	6/18/14	2,875,007	2,872,340	(2,667)

	Canadian Dollar	Sell	4/16/14	1,345,619	1,391,775	46,156

	Euro	Buy	6/18/14	2,913,526	2,920,043	(6,517)

	Japanese Yen	Sell	5/21/14	5,176,697	5,235,236	58,539

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	865,081	834,168	30,913

	Australian Dollar	Sell	4/16/14	865,081	830,199	(34,882)

	British Pound	Sell	6/18/14	1,466,079	1,461,152	(4,927)

	Canadian Dollar	Buy	4/16/14	2,844,147	2,849,462	(5,315)

	Canadian Dollar	Sell	4/16/14	2,844,147	2,887,955	43,808

	Japanese Yen	Sell	5/21/14	6,749,672	6,838,475	88,803

	Swedish Krona	Buy	6/18/14	1,423,751	1,428,451	(4,700)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	1,447,298	1,397,615	(49,683)

	British Pound	Sell	6/18/14	42,322	42,776	454

	Canadian Dollar	Sell	4/16/14	3,319,694	3,360,402	40,708

	Euro	Sell	6/18/14	5,475,105	5,446,055	(29,050)

	Hungarian Forint	Sell	6/18/14	861,056	848,934	(12,122)

86	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $242,719,135) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	Indian Rupee	Buy	5/21/14	$886,312	$848,976	$37,336

	Mexican Peso	Buy	4/16/14	529,442	526,273	3,169

	New Taiwan Dollar	Sell	5/21/14	856,831	859,280	2,449

	New Zealand Dollar	Buy	4/16/14	1,498,524	1,445,091	53,433

	Norwegian Krone	Sell	6/18/14	1,307,454	1,308,399	945

	Singapore Dollar	Sell	5/21/14	551,171	543,728	(7,443)

	Swedish Krona	Buy	6/18/14	597,086	612,008	(14,922)

	Swiss Franc	Sell	6/18/14	1,416,295	1,410,122	(6,173)

	Thai Baht	Sell	5/21/14	1,434,333	1,431,277	(3,056)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/16/14	4,144,011	4,137,473	6,538

	Canadian Dollar	Sell	4/16/14	4,144,011	4,195,229	51,218

	Japanese Yen	Sell	5/21/14	1,655,854	1,678,397	22,543

	Mexican Peso	Buy	4/16/14	1,296,855	1,284,386	12,469

	Mexican Peso	Sell	4/16/14	1,296,855	1,293,482	(3,373)

State Street Bank and Trust Co.
	Australian Dollar	Sell	4/16/14	359,856	342,946	(16,910)

	Brazilian Real	Buy	4/2/14	903,878	835,294	68,584

	Brazilian Real	Sell	4/2/14	903,878	845,418	(58,460)

	British Pound	Buy	6/18/14	2,875,173	2,862,214	12,959

	British Pound	Sell	6/18/14	2,875,173	2,877,301	2,128

	Canadian Dollar	Sell	4/16/14	3,076,631	3,112,913	36,282

	Euro	Buy	6/18/14	3,881,075	3,880,411	664

	Japanese Yen	Sell	5/21/14	1,354,221	1,369,154	14,933

	Mexican Peso	Buy	4/16/14	1,037,567	1,026,579	10,988

	New Taiwan Dollar	Sell	5/21/14	856,831	858,912	2,081

	New Zealand Dollar	Buy	4/16/14	2,968,181	2,916,492	51,689

	Norwegian Krone	Sell	6/18/14	202,892	203,627	735

	Singapore Dollar	Sell	5/21/14	1,268,734	1,251,706	(17,028)

	Swedish Krona	Buy	6/18/14	37,916	56,474	(18,558)

	Swiss Franc	Sell	6/18/14	689,755	686,779	(2,976)

UBS AG
	Australian Dollar	Sell	4/16/14	2,930,082	2,768,030	(162,052)

	British Pound	Sell	6/18/14	7,370,880	7,390,102	19,222

	Canadian Dollar	Sell	4/16/14	2,002,649	2,063,141	60,492

	Japanese Yen	Sell	5/21/14	1,354,221	1,369,364	15,143

	Mexican Peso	Buy	4/16/14	721,414	711,699	9,715

	Mexican Peso	Sell	4/16/14	721,414	700,130	(21,284)

	Norwegian Krone	Sell	6/18/14	1,311,533	1,309,367	(2,166)

	South African Rand	Buy	4/16/14	888,800	855,430	33,370

	South African Rand	Sell	4/16/14	888,800	828,798	(60,002)

Dynamic Asset Allocation Balanced Fund	87

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $242,719,135) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	Swedish Krona	Buy	6/18/14	$1,432,408	$1,437,202	$(4,794)

	Swiss Franc	Sell	6/18/14	2,955,962	2,942,190	(13,772)

WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	1,507,058	1,439,093	67,965

	British Pound	Sell	6/18/14	1,476,742	1,477,912	1,170

	Canadian Dollar	Sell	4/16/14	1,304,928	1,351,605	46,677

	Euro	Sell	6/18/14	11,604,931	11,581,649	(23,282)

	Japanese Yen	Sell	5/21/14	4,942,959	5,009,719	66,760

Total						$793,200

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	695	$29,681,460	Jun-14	$(1,548,701)

FTSE 100 Index (Short)	140	15,272,596	Jun-14	(192,381)

MSCI EAFE Index Mini (Long)	138	13,075,500	Jun-14	324,714

OMXS 30 Index (Short)	129	2,693,687	Apr-14	(88,693)

Russell 2000 Index Mini (Long)	310	36,285,500	Jun-14	(56,903)

Russell 2000 Index Mini (Short)	67	7,842,350	Jun-14	113,431

S&P 500 Index (Long)	37	17,247,550	Jun-14	43,586

S&P 500 Index E-Mini (Long)	873	81,389,790	Jun-14	168,489

S&P 500 Index E-Mini (Short)	155	14,450,650	Jun-14	(74,244)

S&P Mid Cap 400 Index
E-Mini (Long)	98	13,474,020	Jun-14	37,031

S&P Mid Cap 400 Index
E-Mini (Short)	158	21,723,420	Jun-14	(250,776)

SGX MSCI Singapore Index (Short)	15	852,373	Apr-14	(24,159)

SPI 200 Index (Long)	230	28,758,452	Jun-14	211,918

SPI 200 Index (Short)	20	2,500,735	Jun-14	(17,704)

Tokyo Price Index (Short)	62	7,226,275	Jun-14	121,069

U.S. Treasury Bond 30 yr (Long)	94	12,522,563	Jun-14	175,446

U.S. Treasury Bond Ultra
30 yr (Long)	56	8,090,250	Jun-14	208,144

U.S. Treasury Note 2 yr (Long)	164	36,008,250	Jun-14	(42,249)

U.S. Treasury Note 2 yr (Short)	151	33,153,938	Jun-14	37,463

U.S. Treasury Note 5 yr (Long)	435	51,744,609	Jun-14	(266,813)

U.S. Treasury Note 5 yr (Short)	45	5,352,891	Jun-14	25,813

U.S. Treasury Note 10 yr (Long)	164	20,254,000	Jun-14	(77,374)

U.S. Treasury Note 10 yr (Short)	49	6,051,500	Jun-14	53,235

Total				$(1,119,658)

88	Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 3/31/14 (proceeds receivable $64,451,445) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
April 1, 2044	$2,000,000	4/10/14	$2,133,750

Federal National Mortgage Association, 4s, April 1, 2044	58,000,000	4/10/14	60,288,280

Federal National Mortgage Association, 3s, April 1, 2044	2,000,000	4/10/14	1,930,781

Total			$64,352,811

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$112,634,000 E	$144,128	6/18/16	3 month USD-	0.75%	$52,147
			LIBOR-BBA

54,688,000 E	277,711	6/18/19	3 month USD-	2.00%	208,055
			LIBOR-BBA

27,186,000 E	190,944	6/18/24	3 month USD-	3.00%	77,823
			LIBOR-BBA

4,659,000 E	(40,572)	6/18/44	3 month USD-	3.75%	37,775
			LIBOR-BBA

Total	$572,211				$375,800

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$276,366	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(127)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
91,594	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(38)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,048,396	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,558)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

256,519	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(225)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,500	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(39)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

32,919	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

77,082	—	1/12/40	5.00% (1 month	Synthetic MBX Index	40
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Balanced Fund	89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$588,033	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$699
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,238,233	—	1/12/41	5.00% (1 month	Synthetic MBX Index	441
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

744,445	—	1/12/41	5.00% (1 month	Synthetic MBX Index	265
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

129,771	—	1/12/40	5.00% (1 month	Synthetic MBX Index	67
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

421,186	—	1/12/40	5.00% (1 month	Synthetic MBX Index	216
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

305,401	—	1/12/40	5.00% (1 month	Synthetic MBX Index	157
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

549,178	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,659)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

93,381	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(272)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

83,751	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(209)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

41,824	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(104)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

41,824	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(104)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

276,366	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(127)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

83,956	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(209)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

218,121	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(544)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

83,956	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(209)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

72,422	—	1/12/41	5.00% (1 month	Synthetic MBX Index	26
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

90	Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$87,925	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(266)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	167,605	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(418)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	316,495	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	260
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	572,324	—	1/12/41	5.00% (1 month	Synthetic MBX Index	204
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	559,627	—	1/12/41	5.00% (1 month	Synthetic MBX Index	200
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	515	—	12/19/14	(3 month USD-	A basket	409,980
				LIBOR-BBA plus	(CGPUTQL2) of
				0.15%)	common stocks

units	11,290	—	12/19/14	3 month USD-	Russell 1000 Total	(311,718)
				LIBOR-BBA minus	Return Index
				0.10%

Credit Suisse International
	$3,302,762	—	1/12/41	4.50% (1 month	Synthetic MBX Index	1,859
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	276,366	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(127)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Goldman Sachs International
	196,918	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(211)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	29,814	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(122)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	227,527	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(93)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	227,527	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(93)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,536,062	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,229)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,163,882	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(1,022)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Balanced Fund	91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$47,601	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(144)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

57,101	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(172)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

664,318	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(584)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,053,586	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,182)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

123,209	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	57
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
320,858	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(152)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$—				$86,526

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$1,504	$22,000	5/11/63	300 bp	$1,211
BBB– Index

CMBX NA	BBB–/P	2,953	49,000	5/11/63	300 bp	2,300
BBB– Index

CMBX NA	BBB–/P	6,050	98,000	5/11/63	300 bp	4,745
BBB– Index

CMBX NA	BBB–/P	5,757	101,000	5/11/63	300 bp	4,412
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	8,647	78,000	5/11/63	300 bp	7,608
BBB– Index

Citibank, N.A.
EM Series 11 Index	—	(8,100)	300,000	6/20/14	(500 bp)	(14,306)

Credit Suisse International
CMBX NA	BBB–/P	230	12,000	5/11/63	300 bp	70
BBB– Index

CMBX NA	BBB–/P	388	50,000	5/11/63	300 bp	(278)
BBB– Index

92	Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	BBB–/P	$708	$61,000	5/11/63	300 bp	$(104)
BBB– Index

CMBX NA	BBB–/P	5,492	69,000	5/11/63	300 bp	4,573
BBB– Index

CMBX NA	BBB–/P	9,717	86,000	5/11/63	300 bp	8,572
BBB– Index

CMBX NA	BBB–/P	7,022	88,000	5/11/63	300 bp	5,850
BBB– Index

CMBX NA	BBB–/P	6,891	89,000	5/11/63	300 bp	5,706
BBB– Index

CMBX NA	BBB–/P	5,855	89,000	5/11/63	300 bp	4,670
BBB– Index

CMBX NA	BBB–/P	1,367	89,000	5/11/63	300 bp	182
BBB– Index

CMBX NA	BBB–/P	2,738	90,000	5/11/63	300 bp	1,540
BBB– Index

CMBX NA	BBB–/P	1,586	90,000	5/11/63	300 bp	387
BBB– Index

CMBX NA	BBB–/P	7,212	99,000	5/11/63	300 bp	5,893
BBB– Index

CMBX NA	BBB–/P	11,036	144,000	5/11/63	300 bp	9,118
BBB– Index

CMBX NA	BBB–/P	7,551	184,000	5/11/63	300 bp	5,100
BBB– Index

CMBX NA BB Index	—	(596)	114,000	5/11/63	(500 bp)	1,368

CMBX NA BB Index	—	(1,467)	84,000	5/11/63	(500 bp)	(20)

CMBX NA BB Index	—	(347)	38,000	5/11/63	(500 bp)	308

CMBX NA BB Index	—	(1,610)	83,000	5/11/63	(500 bp)	(180)

CMBX NA	BBB–/P	3,924	82,000	5/11/63	300 bp	2,832
BBB– Index

CMBX NA	BBB–/P	2,356	99,000	5/11/63	300 bp	1,037
BBB– Index

CMBX NA	BBB–/P	4,450	103,000	5/11/63	300 bp	3,078
BBB– Index

CMBX NA	BBB–/P	12,467	117,000	5/11/63	300 bp	10,909
BBB– Index

CMBX NA	—	(5,311)	94,000	1/17/47	(300 bp)	(1,906)
BBB– Index

CMBX NA	—	(5,720)	94,000	1/17/47	(300 bp)	(2,316)
BBB– Index

CMBX NA	—	(4,365)	93,000	1/17/47	(300 bp)	(997)
BBB– Index

CMBX NA	—	(5,448)	93,000	1/17/47	(300 bp)	(2,080)
BBB– Index

Dynamic Asset Allocation Balanced Fund	93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
EM Series 11 Index	—	$(37,839)	$1,720,000	6/20/14	(500 bp)	$(73,418)

Total		$45,098				$(4,136)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA IG Series 22	BBB+/P	$(170,894)	$11,915,000	6/20/19	100 bp	$14,056
Index

NA IG Series 22	BBB+/P	(24,239)	1,690,000	6/20/19	100 bp	1,994
Index

NA IG Series 22	BBB+/P	(101,907)	7,200,000	6/20/19	100 bp	9,855
Index

NA HY Series 22	B+/P	(1,732,679)	24,395,000	6/20/19	500 bp	95,715
Index

NA HY Series 22	B+/P	(2,113,454)	29,914,000	6/20/19	500 bp	128,587
Index

NA HY Series 22	B+/P	(489,633)	6,798,000	6/20/19	500 bp	19,874
Index

Total		$(4,632,806)				$270,081

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

94	Dynamic Asset Allocation Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$46,724,628	$2,679,972	$21,664

Capital goods	44,599,303	3,866,393	—

Communication services	29,646,103	1,418,142	—

Conglomerates	14,333,965	595,778	—

Consumer cyclicals	98,410,791	8,663,703	—

Consumer staples	54,399,302	3,385,534	63,546

Energy	65,326,774	960,398	2,494

Financials	129,029,432	14,718,019	144,710

Health care	97,326,866	1,485,789	—

Technology	122,846,953	6,269,646	—

Transportation	17,030,596	2,527,187	—

Utilities and power	22,968,614	1,370,300	—

Total common stocks	742,643,327	47,940,861	232,414

Convertible bonds and notes	—	337,014	—

Convertible preferred stocks	173,082	161,422	—

Corporate bonds and notes	—	301,006,200	5

Foreign government and agency bonds and notes	—	10,666,996	—

Investment companies	3,119,640	—	—

Mortgage-backed securities	—	51,494,498	—

Municipal bonds and notes	—	107,900	—

Preferred stocks	243,516	1,012,317	—

Senior loans	—	3,530,878	—

U.S. government and agency mortgage obligations	—	210,030,158	—

U.S. treasury obligations	—	123,258	—

Warrants	—	2,877	—

Short-term investments	257,923,473	24,621,264	—

Totals by level	$1,004,103,038	$651,035,643	$232,419

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$793,200	$—

Futures contracts	(1,119,658)	—	—

TBA sale commitments	—	(64,352,811)	—

Interest rate swap contracts	—	(196,411)	—

Total return swap contracts	—	86,526	—

Credit default contracts	—	4,853,653	—

Totals by level	$(1,119,658)	$(58,815,843)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	95

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value, including $496,953 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,221,141,038)	$1,397,082,429
Affiliated issuers (identified cost $258,288,671) (Notes 1 and 5)	258,288,671

Cash	1,230,071

Foreign currency (cost $125,188) (Note 1)	125,563

Dividends, interest and other receivables	7,267,456

Prepaid assets	53,906

Receivable for shares of the fund sold	2,208,025

Receivable for investments sold	19,701,734

Receivable for sales of delayed delivery securities (Note 1)	64,513,195

Receivable for variation margin (Note 1)	2,116,708

Unrealized appreciation on forward currency contracts (Note 1)	2,111,081

Unrealized appreciation on OTC swap contracts (Note 1)	505,952

Premium paid on OTC swap contracts (Note 1)	70,803

Total assets	1,755,275,594

LIABILITIES

Payable for investments purchased	2,992,982

Payable for purchases of delayed delivery securities (Note 1)	219,869,817

Payable for shares of the fund repurchased	20,586,015

Payable for compensation of Manager (Note 2)	643,107

Payable for custodian fees (Note 2)	41,946

Payable for investor servicing fees (Note 2)	338,323

Payable for Trustee compensation and expenses (Note 2)	365,773

Payable for administrative services (Note 2)	2,295

Payable for distribution fees (Note 2)	853,096

Payable for variation margin (Note 1)	718,146

Unrealized depreciation on OTC swap contracts (Note 1)	423,562

Premium received on OTC swap contracts (Note 1)	115,901

Unrealized depreciation on forward currency contracts (Note 1)	1,317,881

TBA sale commitments, at value (proceeds receivable $64,451,445) (Note 1)	64,352,811

Collateral on securities loaned, at value (Note 1)	555,198

Collateral on certain derivative contracts, at value (Note 1)	313,258

Other accrued expenses	253,803

Total liabilities	313,743,914

Net assets	$1,441,531,680

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,251,212,278

Undistributed net investment income (Note 1)	7,675,098

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,200,089

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	176,444,215

Total — Representing net assets applicable to capital shares outstanding	$1,441,531,680

(Continued on next page)

96	Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,060,804,689 divided by 74,005,394 shares)	$14.33

Offering price per class A share (100/94.25 of $14.33)*	$15.20

Net asset value and offering price per class B share ($82,098,714 divided by 5,748,539 shares)**	$14.28

Net asset value and offering price per class C share ($132,731,346 divided by 9,456,220 shares)**	$14.04

Net asset value and redemption price per class M share ($27,967,812 divided by 1,954,849 shares)	$14.31

Offering price per class M share (100/96.50 of $14.31)*	$14.83

Net asset value, offering price and redemption price per class R share
($13,733,533 divided by 964,537 shares)	$14.24

Net asset value, offering price and redemption price per class R5 share
($213,122 divided by 14,854 shares)	$14.35

Net asset value, offering price and redemption price per class R6 share
($15,260,830 divided by 1,062,847 shares)	$14.36

Net asset value, offering price and redemption price per class Y share
($108,721,634 divided by 7,573,513 shares)	$14.36

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	97

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $100,043 from investments in affiliated issuers) (Note 5)	$9,779,051

Dividends (net of foreign tax of $117,354)	8,445,026

Securities lending (Note 1)	17,506

Total investment income	18,241,583

EXPENSES

Compensation of Manager (Note 2)	3,664,049

Investor servicing fees (Note 2)	1,051,717

Custodian fees (Note 2)	81,832

Trustee compensation and expenses (Note 2)	48,878

Distribution fees (Note 2)	2,437,960

Administrative services (Note 2)	21,292

Other	375,947

Total expenses	7,681,675

Expense reduction (Note 2)	(11,382)

Net expenses	7,670,293

Net investment income	10,571,290

Net realized gain on investments (Notes 1 and 3)	80,895,630

Net realized gain on swap contracts (Note 1)	4,423,093

Net realized gain on futures contracts (Note 1)	12,431,287

Net realized loss on foreign currency transactions (Note 1)	(4,816,900)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	3,732,262

Net unrealized appreciation of investments, futures contracts, swap contracts, and TBA sale
commitments during the period	17,103,212

Net gain on investments	113,768,584

Net increase in net assets resulting from operations	$124,339,874

The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$10,571,290	$21,510,727

Net realized gain on investments
and foreign currency transactions	92,933,110	91,127,545

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	20,835,474	41,920,981

Net increase in net assets resulting from operations	124,339,874	154,559,253

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,064,476)	(14,049,184)

Class B	(251,694)	(621,914)

Class C	(433,793)	(863,603)

Class M	(122,199)	(256,337)

Class R	(73,446)	(153,326)

Class R5	(1,301)	(201)

Class R6	(113,400)	(93,613)

Class Y	(997,184)	(3,044,880)

Decrease from capital share transactions (Note 4)	(4,878,831)	(114,702,305)

Total increase in net assets	110,403,550	20,773,890

NET ASSETS

Beginning of period	1,331,128,130	1,310,354,240

End of period (including undistributed net investment
income of $7,675,098 and $6,161,301, respectively)	$1,441,531,680	$1,331,128,130

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	99

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
March 31, 2014 **	$13.19	.11	1.13	1.24	(.10)	(.10)	—	—	$14.33	9.39*	$1,060,805	.50 *	.80 *	85 *
September 30, 2013	11.89	.21	1.28	1.49	(.19)	(.19)	—	—	13.19	12.62	969,273	1.02	1.71	190
September 30, 2012	9.99	.20	1.89	2.09	(.19)	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	2.54 [g]	201

Class B
March 31, 2014 **	$13.15	.06	1.11	1.17	(.04)	(.04)	—	—	$14.28	8.93*	$82,099	.87 *	.43 *	85 *
September 30, 2013	11.84	.12	1.29	1.41	(.10)	(.10)	—	—	13.15	11.90	81,247	1.77	.96	190
September 30, 2012	9.95	.11	1.89	2.00	(.11)	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.76 [g]	201

Class C
March 31, 2014 **	$12.92	.06	1.11	1.17	(.05)	(.05)	—	—	$14.04	9.04*	$132,731	.87 *	.43 *	85 *
September 30, 2013	11.65	.12	1.25	1.37	(.10)	(.10)	—	—	12.92	11.81	114,907	1.77	.96	190
September 30, 2012	9.80	.11	1.85	1.96	(.11)	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.79 [g]	201

Class M
March 31, 2014 **	$13.17	.08	1.12	1.20	(.06)	(.06)	—	—	$14.31	9.14*	$27,968	.75 *	.56 *	85 *
September 30, 2013	11.87	.15	1.28	1.43	(.13)	(.13)	—	—	13.17	12.10	26,680	1.52	1.20	190
September 30, 2012	9.98	.14	1.89	2.03	(.14)	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	2.04 [g]	201

Class R
March 31, 2014 **	$13.11	.09	1.12	1.21	(.08)	(.08)	—	—	$14.24	9.23*	$13,734	.62 *	.68 *	85 *
September 30, 2013	11.81	.18	1.28	1.46	(.16)	(.16)	—	—	13.11	12.42	12,512	1.27	1.46	190
September 30, 2012	9.93	.17	1.88	2.05	(.17)	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	2.31 [g]	201

Class R5
March 31, 2014 **	$13.21	.14	1.12	1.26	(.12)	(.12)	—	—	$14.35	9.53*	$213	.37 *	1.02 *	85 *
September 30, 2013	11.90	.25	1.29	1.54	(.23)	(.23)	—	—	13.21	12.99	12.75		1.98	190
September 30, 2012†	11.34	.06	.55	.61	(.05)	(.05)	—	—	11.90	5.41*	11	.19 *	.47 *	182

Class R6
March 31, 2014 **	$13.21	.14	1.13	1.27	(.12)	(.12)	—	—	$14.36	9.63*	$15,261	.32 *	1.00 *	85 *
September 30, 2013	11.90	.25	1.30	1.55	(.24)	(.24)	—	—	13.21	13.11	10,947.65		1.94	190
September 30, 2012†	11.34	.06	.56	.62	(.06)	(.06)	—	—	11.90	5.44*	11	.16 *	.49 *	182

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	101

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class Y
March 31, 2014 **	$13.21	.13	1.13	1.26	(.11)	(.11)	—	—	$14.36	9.58 *	$108,722	.37 *	.92 *	85 *
September 30, 2013	11.90	.25	1.28	1.53	(.22)	(.22)	—	—	13.21	12.96	115,550.77		1.98	190
September 30, 2012	10.00	.23	1.89	2.12	(.22)	(.22)	—	—	11.90	21.34	193,491.81		2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	2.88 [g]	201

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover excludes TBA purchase and sale commitments.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

102	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	103

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

104	Dynamic Asset Allocation Balanced Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment

Dynamic Asset Allocation Balanced Fund	105

in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized

106	Dynamic Asset Allocation Balanced Fund

gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection

Dynamic Asset Allocation Balanced Fund	107

seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $122,871 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $126,128 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to

108	Dynamic Asset Allocation Balanced Fund

deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $555,197 and the value of securities loaned amounted to $534,991. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $76,382,126 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$76,382,126	N/A	$76,382,126	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result

Dynamic Asset Allocation Balanced Fund	109

of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,486,027,679, resulting in gross unrealized appreciation and depreciation of $184,837,970 and $15,494,549, respectively, or net unrealized appreciation of $169,343,421.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

110	Dynamic Asset Allocation Balanced Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$769,246	Class R5	95

Class B	62,419	Class R6	3,111

Class C	93,862	Class Y	92,397

Class M	20,751	Total	$1,051,717

Class R	9,836

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,415 under the expense offset arrangements and by $9,967 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $897, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,270,202	Class M	102,788

Class B	412,097	Class R	32,478

Class C	620,395	Total	$2,437,960

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $155,499 and $1,019 from the sale of class A and class M shares, respectively, and received $14,879 and $2,872 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Dynamic Asset Allocation Balanced Fund	111

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $71 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $976,207,601 and $912,184,782, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	5,735,653	$79,681,091	10,501,006	$131,926,892

Shares issued in connection with
reinvestment of distributions	480,735	6,762,067	1,056,302	13,435,911

	6,216,388	86,443,158	11,557,308	145,362,803

Shares repurchased	(5,677,713)	(78,820,369)	(13,724,017)	(170,585,671)

Net increase (decrease)	538,675	$7,622,789	(2,166,709)	$(25,222,868)

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	425,010	$5,891,007	923,660	$11,533,613

Shares issued in connection with
reinvestment of distributions	17,092	239,520	46,748	590,854

	442,102	6,130,527	970,408	12,124,467

Shares repurchased	(874,283)	(12,121,020)	(2,036,535)	(25,377,145)

Net decrease	(432,181)	$(5,990,493)	(1,066,127)	$(13,252,678)

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	1,197,854	$16,335,150	1,876,923	$23,395,211

Shares issued in connection with
reinvestment of distributions	29,190	402,177	64,380	802,644

	1,227,044	16,737,327	1,941,303	24,197,855

Shares repurchased	(661,922)	(9,014,474)	(1,476,857)	(18,071,417)

Net increase	565,122	$7,722,853	464,446	$6,126,438

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	93,579	$1,296,223	457,385	$5,685,591

Shares issued in connection with
reinvestment of distributions	8,606	120,855	19,925	253,247

	102,185	1,417,078	477,310	5,938,838

Shares repurchased	(173,188)	(2,399,416)	(294,371)	(3,658,225)

Net increase (decrease)	(71,003)	$(982,338)	182,939	$2,280,613

112	Dynamic Asset Allocation Balanced Fund

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	149,717	$2,071,529	228,891	$2,848,425

Shares issued in connection with
reinvestment of distributions	4,904	68,563	11,592	146,290

	154,621	2,140,092	240,483	2,994,715

Shares repurchased	(144,728)	(1,998,765)	(286,692)	(3,565,504)

Net increase (decrease)	9,893	$141,327	(46,209)	$(570,789)

	Six months ended 3/31/14		Year ended 9/30/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	13,881	$192,954	—	$—

Shares issued in connection with
reinvestment of distributions	92	1,301	16	201

	13,973	194,255	16	201

Shares repurchased	(21)	(288)	—	—

Net increase	13,952	$193,967	16	$201

	Six months ended 3/31/14		Year ended 9/30/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	244,420	$3,448,382	855,186	$10,913,313

Shares issued in connection with
reinvestment of distributions	8,028	113,400	7,106	93,613

	252,448	3,561,782	862,292	11,006,926

Shares repurchased	(18,081)	(252,996)	(34,698)	(450,111)

Net increase	234,367	$3,308,786	827,594	$10,556,815

	Six months ended 3/31/14		Year ended 9/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,293,436	$32,094,325	6,144,530	$77,109,191

Shares issued in connection with
reinvestment of distributions	68,369	963,242	234,771	2,971,439

	2,361,805	33,057,567	6,379,301	80,080,630

Shares repurchased	(3,534,617)	(49,953,289)	(13,889,840)	(174,700,667)

Net decrease	(1,172,812)	$(16,895,722)	(7,510,539)	$(94,620,037)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	909	6.12%	$13,044

Class R6	910	0.09	13,068

Dynamic Asset Allocation Balanced Fund	113

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$143,757,002	$—	$20,000,000	$37,495	$123,757,002

Putnam Short Term
Investment Fund*	155,981,585	103,280,875	125,285,989	62,548	133,976,471

Totals	$299,738,587	$103,280,875	$145,285,989	$100,043	$257,733,473

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	5,000

Forward currency contracts (contract amount)	$464,800,000

OTC interest rate swap contracts (notional)	$4,600,000

Centrally cleared interest rate swap contracts (notional)	$173,500,000

OTC total return swap contracts (notional)	$155,900,000

OTC credit default contracts (notional)	$13,100,000

Centrally cleared credit default contracts (notional)	$82,600,000

Warrants (number of warrants)	51,000

114	Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$4,921,928*	Payables	$68,275

Foreign exchange
contracts	Receivables	2,111,081	Payables	1,317,881

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,433,095*	depreciation	2,565,279*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	582,951*	depreciation	677,433*

Total		$9,049,055		$4,628,868

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$5,222,135	$5,222,135

Foreign exchange contracts	—	(4,826,661)	—	$(4,826,661)

Equity contracts	10,849,794	—	285,670	$11,135,464

Interest rate contracts	1,581,493	—	(1,084,712)	$496,781

Total	$12,431,287	$(4,826,661)	$4,423,093	$12,027,719

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(984,732)	$(984,732)

Foreign exchange
contracts	—	—	3,743,081	—	$3,743,081

Equity contracts	(379)	(734,416)	—	418,883	$(315,912)

Interest rate contracts	—	(1,545,303)	—	1,080,907	$(464,396)

Total	$(379)	$(2,279,719)	$3,743,081	$515,058	$1,978,041

Dynamic Asset Allocation Balanced Fund	115

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$363,962	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$363,962

OTC Total return swap contracts*#	—	2,183	—	410,384	1,859	—	57	—	—	—	—	—	—	—	414,483

OTC Credit default swap contracts*#	—	—	—	—	19,041	—	—	—	—	—	—	—	—	—	19,041

Centrally cleared credit default
swap contracts§	—	—	328,178	—	—	—	—	—	—	—	—	—	—	—	328,178

Futures contracts§	—	—	—	—	—	—	—	—	—	1,424,568	—	—	—	—	1,424,568

Forward currency contracts#	76,993	264,848	—	184,444	325,008	130,444	213,001	163,524	138,494	—	92,768	201,043	137,942	182,572	2,111,081

Total Assets	$76,993	$267,031	$692,140	$594,828	$345,908	$130,444	$213,058	$163,524	$138,494	$1,424,568	$92,768	$201,043	$137,942	$182,572	$4,661,313

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	386,402	—	—	—	—	—	—	—	—	—	—	—	386,402

OTC Total return swap contracts*#	127	7,981	—	311,718	127	—	7,852	—	152	—	—	—	—	—	327,957

OTC Credit default swap contracts*#	3,596	1,039	—	6,206	21,855	35,579	—	—	—	—	—	—	—	—	68,275

Centrally cleared credit default
swap contracts§	—	—	151,892	—	—	—	—	—	—	—	—	—	—	—	151,892

Futures contracts§	—	—	—	—	—	—	—	—	—	179,852	—	—	—	—	179,852

Forward currency contracts#	12,209	181,227	—	127,333	299,473	30,463	90,246	49,824	122,449	—	3,373	113,932	264,070	23,282	1,317,881

Total Liabilities	$15,932	$190,247	$538,294	$445,257	$321,455	$66,042	$98,098	$49,824	$122,601	$179,852	$3,373	$113,932	$264,070	$23,282	$2,432,259

Total Financial and Derivative Net Assets	$61,061	$76,784	$153,846	$149,571	$24,453	$64,402	$114,960	$113,700	$15,893	$1,244,716	$89,395	$87,111	$(126,128)	$159,290	$2,229,054

Total collateral received (pledged)##†	$—	$76,784	$—	$—	$—	$60,000	$114,960	$—	$15,893	$—	$—	$—	$—	$—	$267,637

Net amount	$61,061	$—	$153,846	$149,571	$24,453	$4,402	$—	$113,700	$—	$1,244,716	$89,395	$87,111	$(126,128)	$159,290	$1,961,417

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

116	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	117

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	176,804,132	6,294,359

Ravi Akhoury	176,905,841	6,192,649

Barbara M. Baumann	177,716,173	5,382,317

Jameson A. Baxter	177,651,443	5,447,047

Charles B. Curtis	177,640,934	5,457,557

Robert J. Darretta	177,728,771	5,369,719

Katinka Domotorffy	177,481,553	5,616,937

John A. Hill	177,758,170	5,340,320

Paul L. Joskow	177,751,800	5,346,690

Kenneth R. Leibler	177,821,901	5,276,589

Robert E. Patterson	177,687,130	5,411,360

George Putnam, III	177,756,853	5,341,637

Robert L. Reynolds	177,861,329	5,237,161

W. Thomas Stephens	177,702,507	5,395,983

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

54,748,256	1,260,760	3,054,300	13,158,048

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

137,678,659	3,199,261	8,004,299	34,216,272

All tabulations are rounded to the nearest whole number.

118	Dynamic Asset Allocation Balanced Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Balanced Fund	119

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

120	Dynamic Asset Allocation Balanced Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Balanced Fund	121

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

122	Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Dynamic Asset Allocation Balanced Fund	123

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

124	Dynamic Asset Allocation Balanced Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA059
287161 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014